Execution Version Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions. PURCHASE AND SALE AGREEMENT BETWEEN EDITAS MEDICINE, INC. AND DRI HEALTHCARE ACQUISITIONS LP DATED AS OF OCTOBER 3, 2024 Exhibit 10.25

i TABLE OF CONTENTS Page ARTICLE I Definitions; Interpretation SECTION 1.01. Definitions..........................................................................................................1 SECTION 1.02. Certain Interpretations .......................................................................................8 ARTICLE II Purchase and Sale of Purchased Receivables SECTION 2.01. Purchase and Sale of Purchased Receivables ....................................................9 SECTION 2.02. No Purchase/or Sale of Retained Payments .......................................................9 SECTION 2.03. No Obligations Transferred ...............................................................................9 SECTION 2.04. True Sale Intent ................................................................................................10 ARTICLE III Closing; Deliverables SECTION 3.01. Closing .............................................................................................................11 SECTION 3.02. Payment of Purchase Price...............................................................................11 SECTION 3.03. Closing Certificate ...........................................................................................11 SECTION 3.04. Bill of Sale and Assignment ............................................................................11 SECTION 3.05. Tax Forms ........................................................................................................11 SECTION 3.06. Escrow Agreement ...........................................................................................11 SECTION 3.07. Licensee Instruction Letter ..............................................................................11 ARTICLE IV Seller’s Representations and Warranties SECTION 4.01. Existence and Standing ....................................................................................12 SECTION 4.02. Authorization ...................................................................................................12 SECTION 4.03. Enforceability ...................................................................................................12 SECTION 4.04. Absence of Conflicts ........................................................................................12 SECTION 4.05. Consents ...........................................................................................................13 SECTION 4.06. Litigation ..........................................................................................................13 SECTION 4.07. Compliance with Laws ....................................................................................13 SECTION 4.08. Brokers’ Fees ...................................................................................................14 SECTION 4.09. License Agreements .........................................................................................14 SECTION 4.10. Title to Purchased Receivables ........................................................................17 SECTION 4.11. Intellectual Property .........................................................................................17 SECTION 4.12. UCC Representations and Warranties .............................................................21

ii SECTION 4.13. Taxes ................................................................................................................21 SECTION 4.14. [Reserved] ........................................................................................................21 SECTION 4.15. Licensee Consent .............................................................................................21 ARTICLE V Purchaser’s Representations and Warranties SECTION 5.01. Existence ..........................................................................................................21 SECTION 5.02. Authorization ...................................................................................................21 SECTION 5.03. Enforceability ...................................................................................................22 SECTION 5.04. Absence of Conflicts ........................................................................................22 SECTION 5.05. Consents ...........................................................................................................22 SECTION 5.06. Litigation ..........................................................................................................22 SECTION 5.07. Compliance with Laws ....................................................................................22 SECTION 5.08. Brokers’ Fees ...................................................................................................22 SECTION 5.09. Tax Status.........................................................................................................23 ARTICLE VI Covenants SECTION 6.01. Performance of Sublicense Agreement and Upstream Agreement ..................23 SECTION 6.02. Misdirected Payments; [**] .............................................................................23 SECTION 6.03. Licensee Reports; Notices; Correspondence; Examinations ...........................24 SECTION 6.04. Examinations of Licensee Records and Books of Account .............................24 SECTION 6.05. Amendment of License Agreements ................................................................25 SECTION 6.06. Enforcement of License Agreements ...............................................................26 SECTION 6.07. Termination of License Agreements ................................................................27 SECTION 6.08. Assignments of License Agreements; Sublicenses; and Subcontracts ............27 SECTION 6.09. Confidentiality .................................................................................................28 SECTION 6.10. Public Announcements; Use of Names............................................................31 SECTION 6.11. Taxes ................................................................................................................31 SECTION 6.12. Further Actions ................................................................................................32 SECTION 6.13. Maintenance of Licensed Patents.....................................................................32 SECTION 6.14. Enforcement of Licensed Patents.....................................................................32 SECTION 6.15. Challenges to Licensed Patents ........................................................................33 SECTION 6.16. Defense of Third-Party Infringement Claims ..................................................34 SECTION 6.17. Seller’s Commercially Reasonable Efforts and Judgment ...............................34 SECTION 6.18. Licensee Instruction Letter ..............................................................................34 SECTION 6.19. Purchaser Consent Rights ................................................................................34 SECTION 6.20. Books and Records ..........................................................................................34 SECTION 6.21. [**] ...................................................................................................................35 SECTION 6.22. Data Room .......................................................................................................35 SECTION 6.23. Specified [**] Termination Fee; [**] ..............................................................35 SECTION 6.24. Liquidated Damages ........................................................................................35

iii ARTICLE VII Indemnification SECTION 7.01. Obligation of Parties To Indemnify .................................................................36 SECTION 7.02. Procedures Relating to Indemnification for Third-Party Claims .....................37 SECTION 7.03. Procedures Relating to Indemnification for Other Claims ..............................38 SECTION 7.04. Limitations on Indemnification ........................................................................38 SECTION 7.05. Survival of Representations, Warranties and Covenants .................................39 SECTION 7.06. Exclusive Remedy ...........................................................................................39 SECTION 7.07. Limitations on Damages ..................................................................................39 ARTICLE VIII Miscellaneous SECTION 8.01. Table of Contents and Headings ......................................................................40 SECTION 8.02. Notices .............................................................................................................40 SECTION 8.03. Expenses ..........................................................................................................41 SECTION 8.04. Assignment ......................................................................................................41 SECTION 8.05. Amendment and Waiver ..................................................................................42 SECTION 8.06. Entire Agreement .............................................................................................42 SECTION 8.07. Independent Contractors ..................................................................................42 SECTION 8.08. No Third-Party Beneficiaries ...........................................................................42 SECTION 8.09. Governing Law ................................................................................................42 SECTION 8.10. Time .................................................................................................................43 SECTION 8.11. Specific Performance .......................................................................................43 SECTION 8.12. Severability ......................................................................................................43 SECTION 8.13. Counterparts .....................................................................................................44 SECTION 8.14. Termination of Agreement ...............................................................................44 List of Exhibits A Seller’s Wire Transfer Instructions B Purchaser’s Wire Transfer Instructions C Form of Escrow Agreement D Form of Bill of Sale and Assignment E Form of Licensee Instruction Letter F Disclosure Schedules

iv INDEX OF DEFINED TERMS Page Page Additional Annual Fee .................................4 Affiliate ........................................................1 Agreement ....................................................1 Applicable Withholding Certificate .............1 Bankruptcy Event.........................................1 Base Annual Fee ..........................................4 Bill of Sale and Assignment ........................2 Broad ............................................................2 Business Day ................................................2 Closing .......................................................11 Closing Date...............................................11 Competing Product ......................................2 Confidential Information ...........................31 Confidentiality Agreement.........................33 Consent ........................................................2 Contingent Upfront License Payment ..........4 Contract ........................................................2 Control .........................................................2 Data Room ...................................................2 Disclosing Party .........................................31 Disclosure Schedules ...................................2 Escrow Account ...........................................3 Escrow Agent ...............................................3 Escrow Agreement .......................................3 Field .............................................................3 Financing Sources ........................................3 Governmental Entity ....................................3 Harvard ........................................................3 Indemnified Party.......................................41 Indemnifying Party ....................................41 Infringement ...............................................35 Institutions....................................................3 Intellectual Property .....................................3 Invalidity Claim .........................................37 IRS ...............................................................4 Judgment ......................................................4 Knowledge ...................................................4 Knowledge of Seller ....................................4 Law ..............................................................4 License Fee Deductions ...............................4 License Fees .................................................4 Licensed Patents...........................................4 Licensed Product ..........................................4 Licensee .......................................................1 Licensee Consent .........................................5 Licensee Instruction Letter ........................11 Licensee Reports ..........................................5 Licensor Payments .......................................5 Lien ..............................................................5 Liquidated Damages ..................................39 Losses .........................................................40 MIT ..............................................................5 Modification ...............................................26 Net Sales ......................................................5 [**] .............................................................29 [**] .............................................................29 [**] .............................................................28 Permitted Liens ............................................5 Person ...........................................................5 Proceeds .......................................................5 Purchase Price ..............................................9 Purchased Receivables .................................6 Purchaser ......................................................1 Purchaser Indemnified Party ......................40 Purchaser Material Adverse Effect ..............6 Receivables ..................................................6 Receiving Party ..........................................31 Relevant Obligations ..................................31 [**] .............................................................39 Representatives ............................................6 Retained Payments .......................................6 Rockefeller ...................................................7 Seller ............................................................1 Seller Fundamental Representations ............7 Seller Indemnified Party ............................41 Seller Material Adverse Effect .....................7 [**] .............................................................24 [**] .............................................................28 Sublicense Agreement .................................1 Termination Date .......................................48 Termination Fee .........................................39 Termination Triggering Event ...................38 Territory .......................................................7 Third-Party Claim ......................................41 Third-Party Infringement Claim ................37 Transaction Documents ...............................7

UC/Broad Interference..................................7
UC/Broad Patent Proceedings......................7
UCC 7
Upfront License Payment 4
Upstream Agreement 8
[**]...8

v

1 This PURCHASE AND SALE AGREEMENT, dated as of October 3, 2024 (this “Agreement”), is between EDITAS MEDICINE, INC., a corporation organized and existing under the State of Delaware, as Seller (“Seller”), and DRI HEALTHCARE ACQUISITIONS LP, a Delaware limited partnership, as Purchaser (“Purchaser”). INTRODUCTION Seller is a party to that certain License Agreement, dated as of December 12, 2023, between Seller and Vertex Pharmaceuticals Incorporated (the “Licensee”) and the Licensee Consent (as defined herein) (as so amended and otherwise modified, and as may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Sublicense Agreement”). Seller desires to sell, transfer, assign and convey to Purchaser, and Purchaser desires to purchase, acquire and accept from Seller, all of Seller’s right, title and interest in and to the Purchased Receivables (as defined below), for the consideration and on the terms and subject to the conditions set forth in this Agreement. In consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Purchaser hereby agree as follows: ARTICLE I Definitions; Interpretation SECTION 1.01. Definitions. As used in this Agreement, the following terms shall have the following meanings: “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person. For purposes of the Transaction Documents, each of DRI Capital Inc. and DRI Capital (US), Inc. is an Affiliate of Purchaser. “Applicable Withholding Certificate” means a valid, true and properly executed IRS Form W-9 (or any applicable successor form) if Purchaser, or its beneficial owners for U.S. federal income tax purposes, is a “United States person” (as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended) or a valid, true and properly executed applicable IRS Form W-8 (or any applicable successor form) certifying that Purchaser, or its beneficial owners for U.S. federal income tax purposes, is exempt from United States federal withholding tax with respect to all payments in respect of the Purchased Receivables. “Bankruptcy Event” means the occurrence of any of the following in respect of a Person: (a) (i) an admission in writing by such Person of its inability to pay its debts generally as they become due or (ii) a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate itself as bankrupt or insolvent, or seeking for itself any liquidation, winding-up, reorganization, arrangement, adjustment,

2 protection, relief or composition of such Person or its debts under any applicable Law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, examination, relief of debtors or other similar applicable Law now or hereafter in effect, or seeking, consenting to or acquiescing in the entry of an order for relief in any case under any such applicable Law, or the appointment of or taking possession by a receiver, trustee, custodian, liquidator, examiner, assignee, sequestrator or other similar official for such Person or for any substantial part of its property; (c) corporate or other entity action taken by such Person to authorize any of the actions set forth in clause (a) or clause (b) above; or (d) whether with or without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar applicable Law, or the filing of any such petition against such Person, or, with or without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person, in each case where such petition or order shall remain unstayed or shall not have been stayed or dismissed within [**] from entry thereof. “Bill of Sale and Assignment” means that certain bill of sale and assignment, substantially in the form attached as Exhibit D hereto, entered into by Seller and Purchaser as of the date hereof. “Broad” means the Broad Institute, Inc., a non-profit Massachusetts corporation. “Business Day” means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions located in New York, New York or Toronto, Ontario are permitted or required by applicable Law to remain closed. “Competing Product” means a product that is being developed for or has been approved for any of the indications of the Licensed Product. For the avoidance of doubt, any such product useful in the treatment of sickle cell disease or transfusion-dependent beta thalassemia shall be deemed a Competing Product. “Consent” means any consent, approval, license, permit, order, authorization, registration, filing or notice. “Contract” means any contract, license, indenture, instrument or agreement. “Control” and its derivatives mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other voting interests, by contract or otherwise. “Data Room” means the electronic data room maintained by Seller and made available to Purchaser in respect of the transaction contemplated by this Agreement. “Disclosure Schedules” means the confidential disclosure schedules delivered by Seller to Purchaser concurrently with or prior to the execution of this Agreement, attached as Exhibit F hereto.

3 “Escrow Account” means the segregated account established pursuant to the Escrow Agreement into which all payments by the Licensee under the Sublicense Agreement, including the Purchased Receivables and the Retained Payments, are to be remitted pursuant to the Licensee Instruction Letter. “Escrow Agent” means Wilmington Trust, National Association, or any successor thereto under the Escrow Agreement or otherwise as approved by Purchaser and Seller, each in its own reasonable discretion. “Escrow Agreement” means an escrow agreement by and among Seller, Purchaser and the Escrow Agent, substantially in the form attached as Exhibit C hereto, as amended or otherwise modified from time to time. “Field” has the meaning set forth in the Sublicense Agreement. “Financing Sources” means, with respect to any Person, (a) any commercial bank or other lender that provides non-convertible debt financing in the ordinary course of business to such Person, (b) those Persons that provide financing (whether in the form of debt, equity or otherwise) to such Person not directly related to or entered into in contemplation of the transactions contemplated hereby and (c) rating agencies. “Governmental Entity” means any government, regulatory or administrative agency or commission, governmental department, ministry, bureau, commission or agency, court, tribunal, governmental arbitrator or arbitration board or other similar body, or other governmental authority or instrumentality, whether federal, provincial, state or municipal (domestic or foreign). “Harvard” means President and Fellows of Harvard College, an educational and charitable corporation existing under the laws and the constitution of the Commonwealth of Massachusetts, having a place of business at Smith Campus Center, Suite 727, 1350 Massachusetts Avenue, Cambridge, Massachusetts 02138. “Institutions” means Harvard, MIT, Rockefeller and Broad. “Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction, including such rights in and to: (a) any patent (including all reissues, divisionals, continuations, continuations-in-part, reexaminations, supplemental examinations, inter partes reviews, post-grant oppositions, substitutions and extensions thereof), patent application, statutory invention registration, registered design, patent disclosure or other patent right, and utility model and industrial design registrations and including all foreign equivalents; (b) any trademark, service mark, trade name, business name, brand name, slogan, logo, design, certification mark, trade dress or other indicia of origin, whether registered or unregistered, and any registration, any application for registration and any renewal therefor, together with all goodwill associated therewith; (c) any registered or unregistered copyright, work of authorship (whether or not copyrightable), copyrightable works (published or unpublished), design or database rights (including in all website content and software), including any registration or any application for registration therefor; (d) trade secrets (as defined in the

4 Uniform Trade Secrets Act and under corresponding foreign statutory and common law) and/or nonpublic know-how, including, for example, industrial secret rights, inventions, invention disclosures (whether or not patented or patentable and whether or not reduced to practice), discoveries, improvements, concepts, ideas, methods, processes, designs, schematics, drawings, technical data, specifications, research and development information, technology, testing procedures, testing results, proprietary data (including user data, whether in identifiable or anonymized form), databases, data collections, business, financial, sales and marketing plans and other technical information, and other rights in know-how and confidential or proprietary information; (e) software; (f) URLs and domain names (including any top-level domain names and global top-level domain names) and registrations and applications for registration therefor, and social media identifiers, handles and tags, in each case together with all goodwill associated therewith; and (g) any other proprietary or intellectual property rights of any kind or nature. “IRS” means the Internal Revenue Service of the United States of America. “Judgment” means any judgment, order, stipulation, consent order, ruling injunction, assessment, award, writ or decree. “Knowledge of Seller” or “Knowledge” when used with respect to Seller, means, as of the date hereof, the actual knowledge of [**] after reasonable inquiry of their respective direct reports and the books and records of Seller, in their capacities for Seller as of the date hereof, and hereafter such individuals and their successors in such capacities; provided that, with respect to Sections 4.11(h), 4.11(i) and 4.11(j), references to “Knowledge of Seller” or “Knowledge” shall be deemed to also include knowledge of such individuals after reasonable inquiry with the Institutions. “Law” means any law, statute, rule, regulation or ordinance issued or promulgated by a Governmental Entity. “License Fee Deductions” means any adjustments, modifications, offsets, credits, reductions or deductions to the Receivables. The parties agree that adjustments and deductions set forth in the definition of “Net Sales” in the Sublicense Agreement do not constitute License Fee Deductions. “License Fees” means the license payments or other running royalty payments payable by the Licensee to Seller pursuant to (a) Section 3.1 of the Sublicense Agreement (the “Upfront License Payment”), (b) Section 3.2 of the Sublicense Agreement (the “Contingent Upfront License Payment”), (c) Section 3.3(b) of the Sublicense Agreement (the “Base Annual Fee”) or (d) Section 3.3(c) of the Sublicense Agreement (the “Additional Annual Fee”). For the avoidance of doubt, the adjustments and deductions set forth in the definition of “Net Sales” in the Sublicense Agreement shall be included in any calculation of the Additional Annual Fee in accordance with the terms thereof. “Licensed Patents” means Licensed Patents as set forth in the Sublicense Agreement.

5 “Licensed Product” means Licensed Product as defined in the Sublicense Agreement. “Licensee Consent” means that certain letter agreement dated as of October 3, 2024, by and between Seller and the Licensee. “Licensee Reports” means the reports setting forth the amount of Net Sales of Licensed Products and royalty due to Seller that are required to be furnished to Seller by the Licensee in respect of each calendar year and the flash reports to be furnished to Seller by the Licensee in respect of each calendar quarter, in each case pursuant to Section 3.4 of the Sublicense Agreement. “Licensor Payments” means the payments owed by Seller to the Institutions pursuant to the [**] in respect of the Purchased Receivables. “Lien” means any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), adverse claim, easement, rights of first or last refusal, negotiation or similar priority, option, privilege, deed of trust, charge against or interest in property or other security arrangement or encumbrance (including any right of deduction, set-off, counterclaim or offset), whether imposed by Contract, Law or otherwise; provided that licenses granted in the ordinary course of business that do not grant a security interest in the assets underlying such licenses shall not constitute a “Lien” hereunder. “MIT” means the Massachusetts Institute of Technology, a not-for-profit Massachusetts Corporation with a principal place of business at 77 Massachusetts Avenue, Cambridge, Massachusetts 02139. “Net Sales” means Net Sales as defined in the Sublicense Agreement. “Permitted Liens” means any (a) statutory Liens for taxes, assessments or governmental charges or levies not yet due and payable or that the taxpayer is contesting in good faith, (b) any Liens created, permitted or required by this Agreement in favor of Purchaser or its Affiliates, (c) normal and customary banker’s Liens and rights of set-off upon deposits of cash in favor of banks or other depository institutions with respect to the deposit accounts for which such cash is maintained with such banks or other depository institutions, (d) Liens created in favor of Purchaser by the Transaction Documents, (e) any licenses granted to the Licensee pursuant to the Sublicense Agreement and (f) any licenses granted to Seller pursuant to the Upstream Agreement. “Person” means any individual, firm, corporation, partnership, limited liability company, trust, joint venture, association, unincorporated organization, Governmental Entity or other entity or organization. “Proceeds” means any amounts actually received by Seller from a Person (other than Purchaser) as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes related to, and to the extent involving, the Receivables, except for any such amounts that are required to be paid to the Licensee under Section 8.2 of the Sublicense

6 Agreement relating to such actions, suits, proceedings, claims or disputes with respect to which Seller has obligations of indemnity. “Purchased Receivables” means a one hundred percent (100%) interest in the Receivables, other than the Retained Payments. For the avoidance of doubt, the amounts set forth on Schedule 1.01 of the Disclosure Schedules with respect to the Contingent Upfront License Payment, the Base Annual Fees and the Additional Annual Fees shall constitute Purchased Receivables. “Purchaser Material Adverse Effect” means any one or more of (a) a material adverse effect on the ability of Purchaser to consummate the transactions contemplated by the Transaction Documents and perform its obligations under the Transaction Documents or (b) a material adverse effect on (i) the validity or enforceability of the Transaction Documents against Purchaser or (ii) the rights of Seller under the Transaction Documents. “Receivables” means (a) the Contingent Upfront License Payment, (b) the Base Annual Fee, (c) the Additional Annual Fee, (d) any interest payable by the Licensee to Seller pursuant to Section 3.4 of the Sublicense Agreement, (e) [**], (f) all other amounts paid or payable to Seller by or on behalf of the Licensee in lieu of or as compensation for the amounts described in clause (a), clause (b), clause (c), clause (d) or clause (e) that otherwise would have been paid to Seller by the Licensee (including any payments made to Seller pursuant to Article 8 of the Sublicense Agreement) and (g) any of the foregoing payments described in clauses (a) through (f) payable by the Licensee, pursuant to Section 365(n) of the U.S. Bankruptcy Code in the event of rejection of the Sublicense Agreement, whether payable to Seller or any subsequent owner of all or a portion of the Licensed Patents in respect to the Licensed Product. “Representatives” means, collectively, with respect to any Person, the trustees, directors, board members, members, partners, managers, officers, employees, agents, advisors or other representatives (including attorneys, accountants, consultants, scientists and financial advisors) of such Person. For purposes of Section 6.09 only, Representatives shall additionally include Purchaser’s existing or prospective Financing Sources. “Retained Payments” means (a) [**] percent ([**]%) of the Contingent Upfront License Payment; (b) the Base Annual Fee for the calendar year beginning January 1, 2024; (c) [**] percent ([**]%) of the Base Annual Fee for each calendar year beginning on and after January 1, 2025; (d) [**] percent ([**]%) of the Additional Annual Fee for the achievement of the sales milestone events corresponding to aggregate annual worldwide Net Sales equal to or greater than $[**]; (e) [**] percent ([**]%) of the Additional Annual Fee for the achievement of the sales milestone events corresponding to aggregate annual worldwide Net Sales equal to or greater than $[**]; (f) any interest payable by the Licensee to Seller pursuant to Section 3.4 of the Sublicense Agreement in respect of the amounts described in clauses (a) through (e); (g) any payments, compensation or consideration of any kind pursuant to Section 8.1 of the Sublicense Agreement solely to the extent arising out of the amounts described in clauses (a) through (e), except, in each case of this clause (g), to the extent of any reimbursement, indemnification, damage, award, settlement payment or any other payment made in connection with a diminishment in value of any Receivables not described in clauses (a) through (f) (including the timing, amount or duration thereof); and (h) any of the foregoing payments described in clauses

7 (a) through (g) payable by the Licensee, pursuant to Section 365(n) of the U.S. Bankruptcy Code in the event of rejection of the Sublicense Agreement, whether payable to Seller or any subsequent owner of all or a portion of the Licensed Patents in respect to the Licensed Product. For the avoidance of doubt, the amounts set forth on Schedule 1.02 of the Disclosure Schedules with respect to the Contingent Upfront License Payment, the Base Annual Fees and the Additional Annual Fees shall constitute Retained Payments. “Rockefeller” means The Rockefeller University. “Seller Fundamental Representations” means the representations and warranties contained in Section 4.01 (Existence and Standing), Section 4.02 (Authorization), Section 4.03 (Enforceability), Section 4.08 (Brokers’ Fees), Section 4.09 (License Agreements), Section 4.10 (Title to Purchased Receivables), Section 4.11 (Intellectual Property), Section 4.12 (UCC Representations and Warranties) and Section 4.13 (Taxes). “Seller Material Adverse Effect” means any one or more of: (a) a material adverse effect on the ability of Seller to consummate the transactions contemplated by the Transaction Documents and perform its obligations under the Transaction Documents; (b) a material adverse effect on (i) the validity or enforceability of the Transaction Documents against Seller or (ii) the rights or remedies of Purchaser under the Transaction Documents; (c) a material adverse effect on the rights of Seller under the Sublicense Agreement; (d) any adverse effect on the value of the Purchased Receivables (including the timing, amount or duration thereof); or (e) any adverse effect in any respect on the right of Purchaser to receive the Purchased Receivables. “Territory” has the meaning set forth in the Sublicense Agreement. “Transaction Documents” means this Agreement, the Bill of Sale and Assignment, the Escrow Agreement and the Licensee Instruction Letter. “UC/Broad Interference” means United States Patent and Trademark Office Patent Interference No. 106,115, by and between The Regents of the University of California, University of Vienna, and Emmanuelle Charpentier, on the one hand, and The Broad Institute, Inc., Massachusetts Institute of Technology and President and Fellows of Harvard College, on the other hand. “UC/Broad Patent Proceedings” means (a) the UC/Broad Interference and (b) all European Patent Office opposition proceedings with respect to the Licensed Patents listed on Schedule D of the Sublicense Agreement. “UCC” means (a) the Uniform Commercial Code as in effect from time to time in the State of New York, (b) with respect to enforcement, the Uniform Commercial Code as in effect from time to time in any other state whose Law is applicable with respect to Purchaser’s rights under this Agreement or any security agreement entered into in connection with the transactions contemplated by this Agreement and (c) insofar as any references to the UCC is used in the context of perfection, the Uniform Commercial Code as in effect from time to time in the state that is the “location” of Seller under the Uniform Commercial Code, in each case

8 including any legislation that may be substituted therefor (as any such substituted legislation may be amended from time to time). “Upstream Agreement” means that certain Amended and Restated Cas9-I License Agreement by and between Seller and the Institutions, dated as of December 16, 2016, as amended by Amendment No. 1 to Amended and Restated Cas9-I License Agreement, dated as of March 3, 2017; [**]; and the Omnibus Amendment, dated February 5, 2024, by and between Seller and the Institutions, and as may be amended or restated from time to time thereafter to the extent permitted by this Agreement. “[**]” means [**]. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Sublicense Agreement. In the event a capitalized term used herein is defined in both this Agreement and the Sublicense Agreement, the meaning given to such term in this Agreement shall control. SECTION 1.02. Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) “include”, “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “hereof”, “hereto”, “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) with respect to any representation, warranty, covenant or other obligation under this Agreement that includes any qualifier as to materiality, if any act or failure to act in connection with such representation, warranty, covenant or other obligation would reasonably be expected to have an adverse effect on the value of the Purchased Receivables (including the amount thereof, the timing for payments of amounts in respect thereof or the duration of the entitlements relating thereto), the object of such materiality qualifier shall be deemed to be “material”; (d) references to a Contract mean such Contract as from time to time amended, amended and restated, supplemented or otherwise modified, in each case to the extent not prohibited by such Contract or this Agreement; (e) references to a Person are also to its permitted successors and assigns; (f) references to an “Article”, “Section”, “Exhibit” or “Schedule” refer to an Article or Section of, or an Exhibit or Schedule to, this Agreement; (g) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States;

9 (h) references to a Law include any amendment or modification to such Law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before, on or after the date of this Agreement; (i) references to this “Agreement” shall include a reference to all Schedules and Exhibits attached to this Agreement, all of which constitute a part of this Agreement and are incorporated herein for all purposes; (j) the word “will” is to be construed to have the same meaning and effect as the word “shall”; (k) in the computation of a period of time from a specified date to a later specified date, except as expressly provided otherwise, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”; and (l) references to the phrase “made available”, “provided”, “delivered” or words of similar import, with respect to any document or other information, shall mean that such document or information that was (i) provided directly to Purchaser or its Representatives or (ii) made available for viewing by Purchaser and its Representatives who have access to the Data Room, as that site existed as of the date two (2) Business Days prior to the Closing. ARTICLE II Purchase and Sale of Purchased Receivables SECTION 2.01. Purchase and Sale of Purchased Receivables. (a) Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing, Seller hereby sells, transfers, assigns and conveys to Purchaser, and Purchaser hereby purchases, acquires and accepts from Seller, free and clear of all Liens (other than those created in favor of Purchaser by this Agreement), all of Seller’s right, title and interest in and to the Purchased Receivables. (b) Purchase Price. The purchase price for the Purchased Receivables is $57,000,000.00 (the “Purchase Price”). SECTION 2.02. No Purchase/or Sale of Retained Payments. Notwithstanding anything to the contrary contained in this Agreement, Seller shall retain all its right, title and interest in and to, and there shall be excluded from the sale, transfer, assignment and conveyance to Purchaser under this Agreement, all Retained Payments. SECTION 2.03. No Obligations Transferred. Notwithstanding anything to the contrary contained in this Agreement, without limiting Purchaser’s express obligations pursuant to Section 6.04(b)(ii) and Section 6.09, (i) the sale, transfer, assignment and conveyance to Purchaser of the Purchased Receivables pursuant to this Agreement shall not in any way subject Purchaser to, or transfer, affect or modify, any obligation or liability of Seller, including any

10 obligation or liability under the Sublicense Agreement or the Upstream Agreement, (ii) Purchaser expressly does not assume or agree to become responsible for any obligation or liability of Seller of any kind whatsoever, whether presently in existence or arising or asserted hereafter and whether under the Sublicense Agreement, the Upstream Agreement or otherwise and (iii) all such obligations or liabilities are, and from and after the Closing shall be retained by and remain, obligations and liabilities of Seller. SECTION 2.04. True Sale Intent. (a) It is the intention of the parties hereto that the sale, transfer, assignment and conveyance of the Purchased Receivables contemplated by this Agreement be, and is, a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by Seller to Purchaser of all of Seller’s right, title and interest in and to the Purchased Receivables. Neither Seller nor Purchaser intends the transactions contemplated by this Agreement to be, or for legal purposes characterized as, a loan from Purchaser to Seller or a pledge, a security interest, a financing transaction or a borrowing, and that such sale shall provide Purchaser with the full benefits of ownership of the Purchased Receivables from and after the effectiveness of this Agreement. Subject to any changes after the date hereof to GAAP, Seller agrees to include language substantially similar to the language set forth on Schedule 2.04 of the Disclosure Schedules in its financial statements regarding its treatment of this Agreement. Each of Seller and Purchaser hereby waives, to the maximum extent permitted by applicable Law, any right to contest or otherwise assert that this Agreement does not constitute a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by Seller to Purchaser of all of Seller’s right, title and interest in and to the Purchased Receivables under applicable Law, which waiver shall, to the maximum extent permitted by applicable Law, be enforceable against Seller in any bankruptcy or insolvency proceeding relating to Seller. Seller does hereby consent and authorize Purchaser, from and after the Closing, to file such financing statements (and continuation statements with respect to such financing statements when applicable) in such manner and in such jurisdictions as Purchaser determines are necessary or appropriate to record the sale, transfer, assignment and conveyance contemplated hereby. (b) Not in derogation of the intent of the parties hereto stated in Section 2.04(a), in this regard or the authorization in the final sentence of Section 2.04(a) to file financing statements, and for the purposes of providing additional assurance to Purchaser in the event that, despite the intent of the parties hereto, the sale, transfer, assignment and conveyance contemplated hereby is hereafter held not to be a sale, Seller does hereby grant to Purchaser, as security for the payment of amounts to Purchaser equal to the Purchased Receivables as they become due and payable, a security interest in and to all right, title and interest of Seller, in, to and under the Purchased Receivables and any “proceeds” (as such term is defined in the UCC) thereof, and this Agreement shall constitute a security agreement for purposes of the UCC. Seller does hereby consent and authorize Purchaser, from and after the Closing, to file such financing statements or similar documents (and continuation statements with respect to such financing statements when applicable) in such manner and such jurisdictions as Purchaser determines are necessary or appropriate to perfect such security interest. For the avoidance of doubt, nothing herein shall create a Lien in or on the Retained Payments or any proceeds thereof

11 or any assets or properties (including, without limitation, the Licensed Patents) other than the Purchased Receivables and any proceeds thereof. ARTICLE III Closing; Deliverables SECTION 3.01. Closing. The closing of the transactions contemplated by this Agreement, including the purchase and sale of the Purchased Receivables (the “Closing”), shall take place “virtually” by means of the electronic exchange of counterparts of the entire Agreement and the other closing deliverables set forth in this Article III, on or before 4:00 p.m., New York City time, on the date hereof, or at such other place, time and date as the parties hereto may mutually agree. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. SECTION 3.02. Payment of Purchase Price. At the Closing, Purchaser shall deliver to Seller payment of the Purchase Price by wire transfer of immediately available funds to the account set forth in Exhibit A and without any deduction for withholding or other taxes and without any other set-off or deduction of any kind; provided that Seller delivers the form indicated in Section 3.05. SECTION 3.03. Closing Certificate. At the Closing, Seller shall deliver to Purchaser a certificate of an officer or other authorized signatory of Seller, dated the Closing Date, certifying as to (a) the incumbency of the officer (or officers) of Seller executing the Transaction Documents and (b) the attached copies of Seller’s organizational documents and resolutions adopted by the board of directors of Seller and/or any committee thereof authorizing the execution and delivery by Seller of the Transaction Documents and the consummation by Seller of the transactions contemplated by the Transaction Documents. SECTION 3.04. Bill of Sale and Assignment. At the Closing, Seller and Purchaser shall each deliver to the other party hereto a duly executed counterpart to the Bill of Sale and Assignment evidencing the sale, assignment, transfer, conveyance and delivery to Purchaser of the Purchased Receivables. SECTION 3.05. Tax Forms. Prior to the Closing, Purchaser shall have delivered to Seller any relevant Applicable Withholding Certificates and Seller shall have delivered to Purchaser an IRS Form W-9. SECTION 3.06. Escrow Agreement. At the Closing, each of Seller and Purchaser shall deliver to the other party hereto, and to the Escrow Agent, and shall receive from the Escrow Agent, a duly executed counterpart to the Escrow Agreement. SECTION 3.07. Licensee Instruction Letter. As soon as practicable after the Closing, and in any event on the Closing Date, Seller shall deliver to the Licensee a duly executed letter of instruction, substantially in the form attached as Exhibit E hereto (the “Licensee Instruction Letter”).

12 ARTICLE IV Seller’s Representations and Warranties Seller hereby represents and warrants to Purchaser that as of the time of the Closing on the date hereof that, except as set forth in the Disclosure Schedules: SECTION 4.01. Existence and Standing. Seller is a corporation duly incorporated and validly existing under the Laws of the State of Delaware and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. Seller is not insolvent, and no proceedings have been taken or authorized by Seller, or, to the Knowledge of Seller, have been taken or threatened by any other Person, with respect to the bankruptcy, insolvency, liquidation, dissolution or winding-up of Seller. Seller will not become insolvent or be put in insolvent circumstances or become unable to meet its obligations as they become due, in each case within the meaning of applicable bankruptcy, insolvency and similar Laws to which Seller is subject, by or as a result of entering into this Agreement or any Transaction Document or immediately after the Closing. Seller is not entering into this Agreement or any Transaction Document for the purpose of injuring, obstructing, impeding, defeating, hindering, delaying, defrauding or oppressing the rights and claims of creditors or others against Seller. SECTION 4.02. Authorization. Seller has the requisite corporate power and authority to (a) execute, deliver and perform the Transaction Documents and to consummate the transactions contemplated thereby, (b) sell, transfer, assign and convey the Purchased Receivables to Purchaser and (c) perform all of the obligations to be performed by Seller hereunder and under the Transaction Documents. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated thereby, have been duly authorized by Seller. SECTION 4.03. Enforceability. Each of the Transaction Documents has been duly executed and delivered by Seller, and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. SECTION 4.04. Absence of Conflicts. The execution, delivery and performance by Seller of the Transaction Documents and the consummation of the transactions contemplated thereby do not and will not: (a) constitute a breach of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of any benefit under (with or without notice or lapse of time, or both), any provision of (i) the organizational documents of Seller, (ii) any Law or Judgment applicable to Seller, (iii) the Sublicense Agreement, (iv) the Upstream Agreement or (v) any Contract (other than the Sublicense Agreement or the Upstream Agreement) to which Seller is a party or by which Seller is bound, except, in the case of

13 clauses (ii) and (v), only for such breaches or defaults that, individually or in the aggregate, would not reasonably be expected to result in a Seller Material Adverse Effect; (b) result in the creation or imposition of any Lien on the Sublicense Agreement, the Upstream Agreement, the Receivables or the Licensed Patents (other than those created in favor of Purchaser by this Agreement); or (c) relieve any party (or any of such party’s respective sublicensees) to any of the Sublicense Agreement or the Upstream Agreement of any of its obligations or enable it to terminate or suspend its obligations thereunder. SECTION 4.05. Consents. No Consent of any Governmental Entity or any other Person is required by or with respect to Seller in connection with the execution and delivery by Seller of the Transaction Documents or the consummation of the transactions contemplated thereby, or the performance by Seller of its obligations thereunder, except for (a) the Licensee Instruction Letter, (b) the Licensee Consent and (c) such Consents as shall have been obtained on or prior to the date hereof. SECTION 4.06. Litigation. (a) There is no action, suit, proceeding or investigation before any Governmental Entity, court or arbitrator pending, or, to the Knowledge of Seller, threatened against Seller, or, to the Knowledge of Seller, against the Licensee or the Institutions, in each case that challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by this Agreement or any of the other Transactions Documents if adversely determined that, individually or in the aggregate, would reasonably be expected to result in a Seller Material Adverse Effect. (b) There is no action or suit by Seller, or, to the Knowledge of Seller, by the Licensee or the Institutions, pending or threatened in writing against third parties relating to the Licensed Patents, the Sublicense Agreement, the Upstream Agreement or the Licensed Products. SECTION 4.07. Compliance with Laws. (a) Seller has not violated, is not in violation of, has not been given written notice that it has violated, and, to the Knowledge of Seller, Seller is not under investigation with respect to its violation of, and has not been threatened to be charged with any violation of, any applicable Law or any Judgment of any Governmental Entity, court or arbitrator, in the case of each of the foregoing which violation would reasonably be expected to result in a Seller Material Adverse Effect. (b) To the Knowledge of Seller, the Licensee is not in violation of, has not been given written notice that it has violated, is not under investigation with respect to its violation of, and has not been threatened to be charged with any violation of, any applicable Law or any Judgment of any Governmental Entity, court or arbitrator, which violation would reasonably be expected to result in a Seller Material Adverse Effect.

14 SECTION 4.08. Brokers’ Fees. There is no investment banker, broker, finder, financial advisor or other Person who has been retained by or is authorized to act on behalf of Seller who is entitled to any fee or commission from Purchaser, and Purchaser will not be liable for any such fee because of any action taken by, or agreement or understanding reached by, Seller, in connection with the transactions contemplated by this Agreement. SECTION 4.09. License Agreements. (a) License Agreements; Licensee Reports; Material Notices. Seller has delivered or made available to Purchaser on or prior to the date hereof the following (with redactions of economic and other sensitive terms unrelated to the Purchased Receivables): (i) true, correct and complete copies of each of the Sublicense Agreement and the Upstream Agreement; (ii) the Licensee Reports in respect of each calendar year and the flash reports in respect of each calendar quarter, in each case, on or prior to the date hereof that have been received by Seller prior to the date hereof; and (iii) all written notices delivered to (A) the Licensee by Seller, or to Seller by the Licensee, pursuant to the Sublicense Agreement, and (B) the Institutions by Seller or to Seller by the Institutions, pursuant to the Upstream Agreement, and in each case relating to the Purchased Receivables. Seller has obtained all applicable consents from the Licensee required in connection with providing the Licensee Reports to Purchaser. (b) [Reserved]. (c) Validity and Enforceability of License Agreements. (i) The Sublicense Agreement is a valid and binding obligation of Seller and, to the Knowledge of Seller, of the Licensee, enforceable against each of Seller and, to the Knowledge of Seller, the Licensee in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally, and is in full force and effect. Seller has not received any written notice from the Licensee challenging the validity or enforceability of the Sublicense Agreement or any obligation of the Licensee to pay the License Fees thereunder. (ii) The Upstream Agreement is a valid and binding obligation of Seller and, to the Knowledge of Seller, of the Institutions, enforceable against each of Seller and, to the Knowledge of Seller, the Institutions in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally, and is in full force and effect. Seller has not received any written notice from the Institutions challenging the validity or enforceability of the Upstream Agreement. (d) No Waivers, Releases or Amendments. Seller has not granted any waiver under the Sublicense Agreement and has not released the Licensee, in whole or in part, from any of its obligations thereunder. Since December 12, 2023, Seller has not received from the

15 Licensee any written proposal, and has not made any proposal to the Licensee, to amend or waive any provision of the Sublicense Agreement. The Institutions have not granted any waiver under the Upstream Agreement and have not released Seller, in whole or in part, from any of its obligations thereunder, in each case that would reasonably be expected to have an adverse impact on the value of the Purchased Receivables. Since December 12, 2023, Seller has not received from the Institutions any written proposal, and has not made any proposal to the Institutions, to amend or waive any provision of the Upstream Agreement that would reasonably be expected to have an adverse impact on the value of the Purchased Receivables. (e) No Termination, etc. Seller has not (i) given the Licensee any notice of termination of the Sublicense Agreement pursuant to Article 7 of the Sublicense Agreement (or otherwise) or received from the Licensee any notice of termination of the Sublicense Agreement pursuant to Article 7 of the Sublicense Agreement (or otherwise) or (ii) given the Institutions any notice of termination of the Upstream Agreement pursuant to Article 10 of the Upstream Agreement (or otherwise) or received from the Institutions any notice of termination of the Upstream Agreement pursuant to Article 10 of the Upstream Agreement (or otherwise). To the Knowledge of Seller, no event has occurred that would give Seller a right to terminate either of the Sublicense Agreement or the Upstream Agreement pursuant to the terms thereof. Seller has not received any notice from any of the Licensee or the Institutions expressing any intention or desire to terminate the Sublicense Agreement or the Upstream Agreement, as applicable. To the Knowledge of Seller, no event has occurred that would give (i) the Licensee a right to terminate the Sublicense Agreement pursuant to the terms thereof or (ii) the Institutions a right to terminate the Upstream Agreement pursuant to the terms thereof. (f) No Breaches. Seller has not breached any provision of the Sublicense Agreement or the Upstream Agreement in any material respect, and, to the Knowledge of Seller, none of the Licensee or the Institutions has breached any provision of the Sublicense Agreement or the Upstream Agreement, as applicable, in any material respect. For purposes of the immediately preceding sentence, any payment breach by the Licensee of the Sublicense Agreement shall be deemed a breach of the Sublicense Agreement in a material respect. (g) [**]. (h) Payments Made. Seller has received from the Licensee all payments owed to Seller under, and in compliance with, the Sublicense Agreement, to the extent such amount have come due. Seller has made all payments owed to the Institutions under, and in compliance with, the Upstream Agreement, to the extent such amount have come due. Seller has made available to Purchaser (with redactions of economic and other sensitive terms unrelated to the Purchased Receivables) any and all documents, notices, correspondence or reports pertaining to the Licensor Payments in connection with the Sublicense Agreement provided by Seller to the Institutions (including, but not limited to, the reports provided to the Institutions pursuant Section 5.1 of the Upstream Agreement) prior to the date hereof. (i) No License Fee Deductions. The License Fees have not been and, to the Knowledge of Seller, are not subject to any License Fee Deductions. To the Knowledge of Seller, no event or condition exists that would permit the Licensee to claim any License Fee Deduction. Seller has not received any written notice from the Licensee expressing the

16 application of any License Fee Deduction or an intention by the Licensee to take any License Fee Deductions because of any amount owed or claimed owed from Seller to the Licensee. (j) No Assignments. Seller has not received any notice of or consented to any assignment by the Licensee of, and, to the Knowledge of Seller, the Licensee has not assigned, the Sublicense Agreement or any part thereof. Except as contemplated by the Transaction Documents, Seller has not assigned, in whole or in part, and has not granted any Liens upon, or security interests with respect to, the Sublicense Agreement or the Purchased Receivables. (k) No Indemnification Claims. Seller has not given any notice to the Licensee regarding any claims for indemnification under Section 8.3 of the Sublicense Agreement. To the Knowledge of Seller, no event has occurred that would give Seller a right to seek indemnification from the Licensee under Section 8.1 of the Sublicense Agreement. (l) Audits. Seller has not initiated any review or audit pursuant to Section 3.6(b) of the Sublicense Agreement. The Institutions have not initiated any review or audit pursuant to Sections 5.3.1 and 5.3.2 of the Upstream Agreement. (m) [Reserved]. (n) Licensed Product. Casgevy is a Licensed Product under both the Sublicense Agreement and the Upstream Agreement. (o) No Disputes. Seller has not received any written notice of, nor does Seller have Knowledge of, any Dispute (as defined in the Sublicense Agreement) from the Licensee or any Dispute (as defined in the Upstream Agreement) from the Institutions or given any written notice of, nor does Seller have Knowledge of, any actual or threatened Dispute (as defined in the Sublicense Agreement) to the Licensee or any Dispute (as defined in the Upstream Agreement) to the Institutions that has been or, under the terms thereof, is subject to the dispute resolution provision in Section 10.2 of the Sublicense Agreement or in Section 11.7 of the Upstream Agreement, as applicable. (p) Sublicenses. Seller has not received from the Licensee any notice of any sublicense granted or subcontract entered by the Licensee under the Sublicense Agreement, and, to the Knowledge of Seller, the Licensee has not granted or entered any such sublicense or subcontract. (q) Exclusive Licensing. (i) Neither Seller nor its Affiliates have (A) entered into any Contract or understanding, other than the Sublicense Agreement and any Contract or understanding (excluding outbound licenses or assignments) related to a Competing Product resulting from Seller’s reni-cel or in vivo programs, (1) granting or assigning to any Person any right, title or interest under any of the Licensed Patents in the Field in the Territory or (2) that would encourage or assist any Person to develop, manufacture, distribute, commercialize, import, make, have made, use, market, sell, have sold or offer for sale Licensed Products in the Field in the Territory or any other Competing Product, or (B)

17 entered into any Contract with respect to the Licensed Patents or any Licensed Product that has or would reasonably likely, directly or indirectly, result in a Competing Product. (ii) Other than pursuant to (A) the Sublicense Agreement (excluding any amendments, restatements, supplements or other modifications thereto), Seller has not entered into any Contract with the Licensee granting the Licensee any right under any Licensed Patents to develop, manufacture, distribute, commercialize, import, make, have made, use, market, sell, have sold or offer for sale (1) any product in the Field or (2) any Competing Product and (B) the Upstream Agreement (excluding any amendments, restatements, supplements or other modifications thereto except for Amendment No. 1 to Amended and Restated Cas9-I License Agreement, dated as of March 3, 2017; [**]; and the Omnibus Amendment, dated February 5, 2024, by and between Seller and the Institutions), Seller has not entered into any Contract with the Institutions granting Seller any right under any Licensed Patents to develop, manufacture, distribute, commercialize, import, make, have made, use, market, sell, have sold or offer for sale (1) any product in the Field or (2) any Competing Product. (iii) [**]. (iv) [**]. (v) To the Knowledge of Seller, the Licensee owns, is licensed or otherwise has valid and sufficient rights to use and exploit all Intellectual Property necessary to develop, manufacture, distribute, commercialize, import, make, have made, use, market, sell, have sold or offer for sale the Licensed Products in the Field in the Territory, [**]. SECTION 4.10. Title to Purchased Receivables. Seller has good and valid title to the Purchased Receivables, free and clear of all Liens (other than any Liens created in favor of Purchaser by this Agreement or any of the other Transaction Documents). Upon payment of the Purchase Price by Purchaser, Purchaser will have acquired, subject to the terms and conditions set forth in this Agreement, good and valid title to the Purchased Receivables, free and clear of all Liens (other than any Liens created in favor of Purchaser by this Agreement and the other Transaction Documents). Seller has not assigned, and has not in any other way conveyed, transferred or granted any Liens (other than any Liens created in favor of Purchaser by this Agreement and the other Transaction Documents) (including any right of deduction, set-off, counterclaim or offset) to any Person in respect of, all or any portion of its right, title and interest in or to the Purchased Receivables and has not agreed or committed to do any of the foregoing. SECTION 4.11. Intellectual Property. (a) Licensed Patents. Schedule 4.11(a) of the Disclosure Schedules sets forth a true and complete schedule of the Licensed Patents. Schedule 4.11(a) of the Disclosure Schedules specifies (x) with respect to each Licensed Patent that is an issued patent, (i) the jurisdiction in which such Licensed Patent has issued as a patent, (ii) the patent number of such Licensed Patent, (iii) the grant date of such Licensed Patent and (iv) the applicant/assignee of such Licensed Patent; and (y) with respect to each Licensed Patent that is a pending patent application, (i) the jurisdiction in which such Licensed Patent is pending, (ii) the patent

18 application number of such Licensed Patent and (iii) the applicant/assignee of such Licensed Patents. All Licensed Patents constitute Patent Rights as defined under the Upstream Agreement. (b) No Litigation. Seller: (i) has not received any written notice from any of the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted; (ii) has not received any written notice from any other Person; and (iii) otherwise has no Knowledge, that there are any pending or threatened (in writing) litigations or arbitration proceedings, interferences, reexaminations, oppositions, inter partes review, post-grant review, injunction, suit, summon, subpoena, complaint, arbitration, mediation, demand, decree or like patent office or other Governmental Entity proceedings involving any of the Licensed Patents that could impact their use in the Field. (c) Ownership of the Licensed Patents. To the Knowledge of Seller, the Institutions are the sole owners of all rights, title and interest in the Licensed Patents, and Seller holds an exclusive license to the Institutions’ rights in each of the Licensed Patents to make, have made, use, have used, sell, offer for sale, have sold, export and import Licensed Products (as defined in the Upstream Agreement), solely for use in the Field as described in Section 2.1 of the Upstream Agreement, free and clear of any encumbrances (other than any Permitted Liens). Further, Seller: (i) has not received any written notice from the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted; (ii) has not received any written notice from any other Person; and (iii) otherwise has no Knowledge, that there are any facts that would preclude the Institutions from having clear title as the sole owners to any of the Licensed Patents, other than the assertions contained in the UC/Broad Patent Proceedings.

19 (d) Validity and Enforceability. Seller: (i) has not received any written notice from the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted; (ii) has not received any written notice from any other Person; and (iii) otherwise has no Knowledge, that any of the issued Licensed Patents are unenforceable or invalid. (e) Inventorship. To the Knowledge of Seller, each individual associated with the filing and prosecution of the Licensed Patents, including, in each case, the named inventors of all such Licensed Patents, has complied in all material respects with all applicable duties of candor and good faith in dealing with any patent office, including any duty to disclose to any patent office all information known by such inventors to be material to the patentability of each Licensed Patent (including any relevant prior art), in each case, in those jurisdictions where such duties exist. Further, Seller: (i) has not received any written notice from the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted; (ii) has not received any written notice from any other Person; and (iii) otherwise has no Knowledge; that there is a Person who is or claims to be an inventor under any of the Licensed Patents who is not a named inventor thereof. (f) No Infringement of Third-Party Intellectual Property. Seller: (i) has not received any written notice from the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted; (ii) has not received any written notice from any other Person; and (iii) otherwise has no Knowledge,

20 of any claim by any Person asserting that the development, manufacture, distribution, commercialization, importation, making, use, marketing, sale or offer for sale of any Licensed Product infringes, misappropriates or otherwise violates any Person’s patents or other Intellectual Property rights. (g) No Infringement by Third Parties. Seller: (i) has not received any written notice from the Licensee or the Institutions to the effect that (A) the Licensee or the Institutions believes or (B) any other Person has asserted, (ii) has not received any written notice from any other Person, and (iii) otherwise has no Knowledge, that there is a Person who is engaging in or has engaged in any activity that infringes, misappropriates or otherwise violates any Licensed Patent. (h) Bayh-Dole Act. All of the Licensed Patents are subject to the requirements of the Bayh-Dole Act, 35 U.S.C. §§ 200-212 and 37 CFR 401. With respect to any Licensed Patent that is subject to the requirements of the Bayh-Dole Act or any similar provision of applicable Law, to the Knowledge of Seller, the development, prosecution and maintenance of such Licensed Patent has been conducted in all respects in compliance with such requirements, including the terms of any underlying Contract related thereto. To the Knowledge of Seller, the Upstream Agreement and the Sublicense Agreement are not in conflict with the rights granted to any Government Entity or the obligations under the Bayh-Dole Act or any similar provision of application Law. (i) Security Interests. To the Knowledge of Seller, the Licensed Patents are free and clear of any Lien (other than (a) Permitted Liens or (b) licenses granted by the Institutions as permitted under the Upstream Agreement). (j) Maintenance, etc. To the Knowledge of Seller, all required issuance, maintenance and renewal fees, annuities and like payments with respect to the issued Licensed Patents have been timely paid. To the Knowledge of Seller, the Licensed Patents related to the Licensed Products have not lapsed, expired or otherwise been terminated or abandoned. Seller has not provided notice to the Institutions under Section 6.4.1 of the Upstream Agreement of any decision to abandon the Prosecution (as defined in the Upstream Agreement) of any Licensed Patent including for not wishing to pay for the Prosecution. None of the Institutions have provided notice to Seller under Section 3.1 of the Upstream Agreement of their intention to terminate the license granted under the Upstream Agreement with respect to the Licensed Patents included in a Non-Achieved Category (as defined in the Upstream Agreement). To the Knowledge of Seller, there are no facts or circumstances that could reasonably form the basis of any such termination or conversion of the Licensed Patents under the Upstream Agreement.

21 (k) No Decrees, Orders, Judgments or Stipulations. None of the Licensed Patents is subject to any outstanding decree, order, judgment or stipulation restricting in any manner the use or licensing thereof by Seller or, to the Knowledge of Seller, by the Licensee. SECTION 4.12. UCC Representations and Warranties. (a) Seller’s exact legal name is, and for the prior five (5) years has been, “Editas Medicine, Inc.” (b) Seller is incorporated, and for the prior five (5) years has been incorporated, in Delaware. (c) Seller’s principal place of business is located at 11 Hurley Street, Cambridge, Massachusetts 02141. SECTION 4.13. Taxes. No deduction or withholding for or on account of any tax has been made from any payment under the Sublicense Agreement by the Licensee to Seller. Seller has filed (or caused to be filed) all material tax returns and material tax reports required to be filed under applicable Law and has paid all material taxes required to be paid, except for any such taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with generally accepted accounting principles applicable to Seller, as in effect from time to time. SECTION 4.14. [Reserved]. SECTION 4.15. Licensee Consent. The Licensee Consent (a) has been obtained on or prior to the date hereof and (b) has, to the Knowledge of Seller, been duly executed and delivered by the Licensee, and, to the Knowledge of Seller, constitutes a legal, valid and binding obligation of the Licensee, enforceable against the Licensee in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. ARTICLE V Purchaser’s Representations and Warranties Purchaser hereby represents and warrants to Seller that as of the time of the Closing on the date hereof: SECTION 5.01. Existence. Purchaser is a limited partnership duly organized, validly existing and in good standing under the Laws of Delaware and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary to enable it to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted. SECTION 5.02. Authorization. Purchaser has the requisite organizational power and authority to (a) execute, deliver and perform the Transaction Documents and to

22 consummate the transactions contemplated thereby and (b) perform all of the obligations to be performed by Purchaser hereunder and under the Transaction Documents. The execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated thereby, have been duly authorized by Purchaser. SECTION 5.03. Enforceability. Each of the Transaction Documents has been duly executed and delivered by Purchaser, and constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar Laws of general application relating to or affecting creditors’ rights generally. SECTION 5.04. Absence of Conflicts. The execution, delivery and performance by Purchaser of the Transaction Documents and the consummation of the transactions contemplated thereby do not constitute a breach of or default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a benefit under (with or without notice or lapse of time, or both) any provision of (a) the organizational documents of Purchaser, (b) any Law or Judgment applicable to Purchaser or (c) any Contract to which Purchaser is a party or by which Purchaser is bound, except, in the case of clauses (b) and (c), only for such breaches or defaults that, individually or in the aggregate, would not reasonably be expected to result in a Purchaser Material Adverse Effect. SECTION 5.05. Consents. No Consent of any Governmental Entity or any other Person is required by or with respect to Purchaser in connection with the execution and delivery by Purchaser of the Transaction Documents or the consummation of the transactions contemplated thereby, or the performance by Purchaser of its obligations thereunder, except for such Consents as shall have been obtained on or prior to the date hereof. SECTION 5.06. Litigation. There is no action, suit, proceeding or investigation before any Governmental Entity, court or arbitrator pending, or, to the knowledge of Purchaser, threatened, against Purchaser, in each case that (i) challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents or (ii) if adversely determined that, individually or in the aggregate, would reasonably be expected to result in a Purchaser Material Adverse Effect. SECTION 5.07. Compliance with Laws. Purchaser has not violated, is not in violation of, has not been given written notice that it has violated, and, to the knowledge of Purchaser, Purchaser is not under investigation with respect to its violation of, and has not been threatened to be charged with any violation of, any applicable Law or any Judgment of any Governmental Entity, court or arbitrator, which violation would reasonably be expected to result in a Purchaser Material Adverse Effect. SECTION 5.08. Brokers’ Fees. There is no investment banker, broker, finder, financial advisor or other Person who has been retained by or is authorized to act on behalf of Purchaser who is entitled to any fee or commission from Seller, and Seller will not be liable for any such fee because of any action taken by or agreement or understanding reached by Purchaser, in connection with the transactions contemplated by this Agreement.

23 SECTION 5.09. Tax Status. Purchaser is exempt from United States federal withholding tax on all payments with respect to the Purchased Receivables for the reason set forth in the Applicable Withholding Certificates. Purchaser is acting as a principal, and not as an agent for any other Person, in connection with the execution, delivery and performance by Purchaser of the Transaction Documents and the consummation of the transactions contemplated thereby. ARTICLE VI Covenants SECTION 6.01. Performance of Sublicense Agreement and Upstream Agreement. Seller agrees that it shall (a) not breach any of the Sublicense Agreement or the Upstream Agreement in any material respect, (b) promptly (and in any event within [**]) after becoming aware that it is in breach of any of the Sublicense Agreement or the Upstream Agreement in any material respect, notify Purchaser in writing of such breach and (c) after consultation with Purchaser and taking into account all reasonable comments from Purchaser, will take all actions necessary or advisable to promptly cure any such breach by Seller of any of the Sublicense Agreement or the Upstream Agreement (and provide written notice to Purchaser upon curing such breach). SECTION 6.02. Misdirected Payments; [**]. (a) Payments to Purchaser. Seller and Purchaser shall direct the Licensee pursuant to the Licensee Instruction Letter to make payments in respect of the Receivables directly to the Escrow Account as specified in the Licensee Instruction Letter, but otherwise in the manner provided in the Sublicense Agreement. If Seller shall, notwithstanding the provisions of the Sublicense Agreement, the Licensee Instruction Letter and the Escrow Agreement, receive from the Licensee or any other Person any Receivables (except for any disbursements from the Escrow Account of Retained Payments pursuant to the Escrow Agreement), Seller shall promptly (and in any event no later than [**]) following the receipt by Seller of such Receivables, remit the entire amount of such payment to the Escrow Account. (b) Payments to Seller. If Purchaser shall, notwithstanding the provisions of the Sublicense Agreement, the Licensee Instruction Letter and the Escrow Agreement, receive from the Licensee or any other Person any Retained Payment, Purchaser shall promptly (and in any event no later than [**]) following the receipt by Purchaser of such Receivables, remit the entire amount of such Retained Payment to the Escrow Account. (c) [**]. (d) Remittances. All remittances pursuant to this Section 6.02 shall be made (i) without set-off, claim, counterclaim or deduction of any kind (except as required by applicable Law) and (ii) (A) if such remittance is to be made to the Escrow Account, by wire transfer of immediately available funds thereto as set forth in the Escrow Agreement or (B) otherwise by wire transfer of immediately available funds to the account set forth in Exhibit A (if the payee is Seller) or Exhibit B (if the payee is Purchaser) or to such other account

24 as the relevant payee may designate in writing (such designation to be made at least [**] prior to any such payment). (e) Payments Held in Trust. Each party hereto agrees that it shall hold any amounts received by it to which the other party hereto is entitled under Section 6.02(a) or Section 6.02(b) in trust for the other party and agrees that it shall have no right, title or interest whatsoever in such amounts. SECTION 6.03. Licensee Reports; Notices; Correspondence; Examinations. Promptly (and in any event no later than [**]) following the receipt by Seller from the Licensee or the Institutions of (a) a Licensee Report or (b) any written notice or written correspondence relating to the Purchased Receivables (including notice of any License Fee Deductions), any sublicense agreement with the Licensee or any Licensed Product or any other matters reasonably relating to any of the foregoing, whether pursuant to the Sublicense Agreement, the Upstream Agreement or otherwise, Seller shall furnish a copy of such unredacted Licensee Report or such notice or correspondence to Purchaser. Except for the Licensee Instruction Letter and notices and correspondence required to be given or made by Seller (i) under the Sublicense Agreement or the Upstream Agreement or (ii) by applicable Law, Seller shall not send any notice or correspondence to the Licensee or any sublicensee of the Licensee or the Institutions relating to the Purchased Receivables, in each case, without the prior written consent of Purchaser. Seller shall, promptly (and in any event no later than [**]) following the delivery thereof by Seller to the Licensee or the Institutions, as applicable, provide to Purchaser a copy of any written notice or written correspondence sent by Seller to the Licensee or the Institutions, as applicable, relating to the Purchased Receivables. Seller shall, promptly (and in any event no later than [**]) following the delivery thereof by Seller to the Institutions or the Institutions to Seller, provide to Purchaser any and all documents, notices, correspondence or reports pertaining to the Licensor Payments in connection with the Sublicense Agreement including, but not limited to, the reports provided to the Institutions pursuant to Section 5.1 of the Upstream Agreement. SECTION 6.04. Examinations of Licensee Records and Books of Account. (a) Consultation. Without limiting Purchaser’s right to request an examination, and Seller’s obligation to promptly comply with such request, under Section 6.04(b), Seller and Purchaser shall consult with each other regarding the timing, manner and conduct of any review or audit of the Licensee’s records and books of account with respect to the Purchased Receivables pursuant to Section 3.6 of the Sublicense Agreement. Notwithstanding anything to the contrary, upon reasonable notice to Seller, Purchaser shall have the right to examine Seller’s records and books on [**] basis [**]. (b) Examinations. (i) Seller, (A) solely with the prior written consent of Purchaser, may, (B) if requested in writing by Purchaser and in compliance with the terms of the Upstream Agreement and Sublicense Agreement, as soon as reasonably practicable thereafter, shall, and (C) if required by Institutions pursuant to the Upstream Agreement, shall, cause an independent certified public accountant to examine the Licensee’s records and books of account with respect to the Purchased Receivables pursuant to Section 3.6 of the

25 Sublicense Agreement; provided, however, that Purchaser shall not be entitled to request such an examination if such an examination would contravene the provisions of Section 3.6 of the Sublicense Agreement (except that Seller shall be required, in any event, to provide Purchaser with any reasonably available information concerning Purchased Receivables or Licensee Reports and any other material information learned in the course of any audit or inspection that is reasonably available to Seller). All of the fees and expenses of any independent certified public accountant that would otherwise be borne by Seller pursuant to the Sublicense Agreement shall, in the case of an examination requested in writing by Purchaser, instead be borne (as such costs and expenses are incurred) by Purchaser; provided that Seller shall cooperate with Purchaser to exercise or cause the exercise of Seller’s examination rights at Purchaser’s discretion. (ii) If, following the completion of such examination, the Licensee is entitled under the Sublicense Agreement to be reimbursed by Seller for overpayment of Purchased Receivables and elects to be reimbursed, then Purchaser shall promptly (and in any event no later than [**]) following receipt from Seller or Licensee of a request for such payment, along with such documentation as is reasonably necessary for Purchaser to verify the amount of overpayment, pay (or, if such amount has not yet been disbursed from the Escrow Account, Purchaser and Seller shall jointly instruct the Escrow Agent to pay from the Escrow Account) any such undisputed reimbursement amount to Seller; provided that any such payment shall promptly (and in any event no later than due under the Sublicense Agreement) be remitted to the Licensee. (iii) If, following the completion of such examination, the Licensee is entitled under the Sublicense Agreement to be reimbursed by Seller for overpayment of Receivables received by Seller as Retained Payments, which, if correctly paid, would have been part of the Purchased Receivables, and elects to provide a credit for such amount against the Purchased Receivables pursuant to Section 3.6(b) of the Sublicense Agreement, then Seller shall promptly (and in any event no later than [**]) following notice of such a determination, pay (or, if such amount has not yet been disbursed from the Escrow Account, Purchaser and Seller shall jointly instruct the Escrow Agent to pay from the Escrow Account) any such amount credited against the Purchased Receivables to Purchaser. (iv) If, following the completion of such examination, the Licensee is demonstrated to have not paid any amount payable in respect of Purchased Receivables, then Seller shall take all steps reasonably requested by Purchaser to ensure that the Licensee promptly makes payment to the Escrow Account in accordance with the Licensee Instruction Letter for such unpaid amount payable (which payments in any event shall accrue to the benefit of Purchaser) and, if any such payment is received by Seller from the Licensee, Seller shall promptly (and in any event no later than [**] following receipt of payment from the Licensee) remit such amount to the Escrow Account and, in each case, Purchaser and Seller shall jointly instruct the Escrow Agent to remit the payment of such amount to Purchaser promptly thereafter. SECTION 6.05. Amendment of License Agreements. Seller shall provide Purchaser a copy of any notice of or proposed amendment, supplement, modification or waiver

26 (each, a “Modification”) of any provision of any of the Sublicense Agreement as soon as practicable (and in any event not less than [**]) prior to the date Seller proposes to execute such Modification. [**]. Promptly (and in any event within [**]) following receipt by Seller of a fully executed (i) Modification of any of the Sublicense Agreement or (ii) Modification the Upstream Agreement only to the extent such Modification would reasonably be expected to adversely impact the value of the Purchased Receivables (including the timing, amount or duration thereof), as described above, Seller shall furnish a copy of such Modification to Purchaser. SECTION 6.06. Enforcement of License Agreements. (a) Notice of Licensee’s Breaches. Promptly (and in any event within [**]) following Seller becoming aware of (i) a breach of the Sublicense Agreement by the Licensee or (ii) a breach of the Upstream Agreement by the Institutions, in each case, Seller shall provide notice in writing of such breach to Purchaser. (b) Enforcement of License Agreement. Seller and Purchaser shall consult with each other regarding any breach referred to in Section 6.06(a) that would reasonably be expected to [**]; provided that Seller shall at all times be solely responsible for engaging and communicating with the Institutions regarding any such breach. (i) Enforcement. Seller may, [**] proceed in consultation with Purchaser, taking into consideration in good faith any comments by Purchaser, take all actions necessary or advisable to enforce compliance by the Licensee or the Institutions with the relevant provisions of the Sublicense Agreement or the Upstream Agreement, as applicable, and exercise such rights and remedies relating to such breach as shall be available to Seller, whether under the Sublicense Agreement or the Upstream Agreement, as applicable, or by operation of applicable Law. (ii) [**]. (c) Allocation of Costs of Enforcement. As between Seller and Purchaser, all costs and expenses incurred by Seller in connection with any enforcement of the obligations of the Licensee or the Institutions in respect of any breach referred to in Section 6.06(a) shall be [**]. (d) Allocation of Proceeds of Enforcement. The Proceeds of any enforcement of the obligations of the Licensee or the Institutions under the Sublicense Agreement or the Upstream Agreement, as applicable, in respect of any breach referred to in Section 6.06(a), after deduction (and reimbursement to Seller and Purchaser) of all reasonable and documented costs and expenses incurred by Seller and Purchaser in connection with such enforcement pursuant to the first sentence of Section 6.06(c) above, shall be allocated and paid [**] percent ([**]%) to Seller for any amounts unrelated to the Purchased Receivables, and [**] percent ([**]%) to Purchaser for any amounts related to the Purchased Receivables. (e) [**].

27 SECTION 6.07. Termination of License Agreements. (a) Promptly (and in any event within [**]) following Seller becoming aware of the occurrence of any event that would reasonably be expected to give rise to a right on the part of Seller to terminate (i) the Sublicense Agreement pursuant to Article 7 thereof or (ii) the Upstream Agreement pursuant to Article 10 thereof, in each case Seller shall provide notice of such occurrence to Purchaser [**]. (b) [**]. (c) [**]. (d) [**]. SECTION 6.08. Assignments of License Agreements; Sublicenses; and Subcontracts. (a) Assignments by the Licensee. Promptly (and in any event within [**]) following receipt by Seller of (i) a request for consent or notice of assignment from the Licensee to assign the Sublicense Agreement (in whole or in part) pursuant to Section 10.5(a) or 10.5(b) thereof or (ii) a request or notice of assignment from the Institution to assign the Upstream Agreement (in whole or in part), in each case Seller shall provide notice thereof to Purchaser. Seller and Purchaser shall consult with each other regarding whether to grant such consent, as applicable, and Seller shall convey the collective views of Purchaser and Seller in respect thereof to the Licensee or the Institutions, as applicable. [**]. (b) Assignments by Seller. Seller shall not assign any of the Sublicense Agreement or the Upstream Agreement, in each case in whole or in part, without the prior written consent of Purchaser (such consent not to be unreasonably withheld or delayed); provided that no such consent shall be required in connection with any assignment to an Affiliate or any third party simultaneously with the assignment of this Agreement to such Affiliate or third party in accordance with Section 8.04(b), in which case Seller shall remain responsible for the performance of this Agreement by such Affiliate or third party; provided further that Seller shall be responsible for the failure of any such assignee to comply with the terms and conditions of the Sublicense Agreement or the Upstream Agreement, as applicable. Notwithstanding the immediately preceding sentence, prior written consent of Purchaser shall not be required for any assignment, sale or transfer (in whole or in part) of Seller’s right, title and interest solely in and to the Retained Payments or the delegation of any of Seller’s duties solely with respect to the Retained Payments. (c) Copies of Assignments. Promptly (and in any event no later than [**]) following Seller’s receipt of any fully executed assignment of the Sublicense Agreement or the Upstream Agreement, Seller shall furnish a copy of such assignment to Purchaser. (d) Sublicenses and Subcontracting by the Licensee. Promptly (and in any event within [**]) after Seller becoming aware of a sublicense or subcontracting by the Licensee or following receipt by Seller of a notice of a sublicense (or any options to a sublicense) or notice

28 of subcontracting by the Licensee (or any options to subcontract) of the rights granted by Seller to the Licensee under the Sublicense Agreement pursuant to Section 2.2 thereof, Seller shall provide written notice thereof to Purchaser. (e) Copies of Sublicenses and Subcontracting Agreements. Promptly (and in any event no later than [**]) following Seller’s receipt of any fully executed sublicense or subcontracting agreement described in Section 6.08(d), Seller shall furnish a copy of such sublicense or subcontracting agreement to Purchaser. (f) Obligations in Respect of Sublicensees and Subcontractors; Escrow Agreement Modifications Related to Assignments. All obligations of Seller set forth in this Agreement in respect of the Licensee (including pursuant to Section 6.06) shall be binding obligations of Seller hereunder in respect of any sublicensee or subcontractor of the Licensee as if such sublicensee or subcontractor were the Licensee hereunder and under the Sublicense Agreement. To the extent that permitted assignments hereunder require modifications to the Escrow Agreement to effectuate the purposes of such assignments, Seller and Purchaser shall cooperate in good faith to make such modifications. SECTION 6.09. Confidentiality. (a) Confidentiality. Each party (the “Receiving Party”) in receipt of Confidential Information (as defined below) of the other party (the “Disclosing Party”) disclosed hereunder shall keep confidential and not disclose to any Person (other than its Affiliates and its and its Affiliates’ Representatives), and shall cause its Affiliates and its and its Affiliates’ Representatives to keep confidential and not disclose to any Person, any Confidential Information, except to such Person’s Affiliates and Representatives who have a need to know such Confidential Information and who agree to be subject to confidentiality obligations covering such Confidential Information to the same or greater extent as the Receiving Party. The Receiving Party shall, and shall cause its Affiliates and its and its Affiliates’ Representatives to, use the Confidential Information solely in connection with the Receiving Party’s administration of the Transaction Documents (and not for any other purpose). The foregoing obligations shall continue until the later of (i) [**] and (ii) the date of expiration of the last to expire of the Relevant Obligations (as defined below). “Relevant Obligations” means confidentiality obligations of the Disclosing Party or any of its Affiliates under any agreement with a third party (including, as to Seller, the Sublicense Agreement or the Upstream Agreement) to which any Confidential Information is subject. (b) Confidential Information. “Confidential Information” means, collectively, all information, reports, presentation materials, interpretations, forecasts and other records (in each case, whether written or oral, or in electronic or other form, and whether furnished before, on or after the date of this Agreement) concerning, or relating in any way, directly or indirectly, to the Disclosing Party, the Sublicense Agreement, the Upstream Agreement or the Receivables, including, (i) this Agreement, the Sublicense Agreement and any license, sublicense or other agreements involving or relating in any way, directly or indirectly, to the Receivables or the Intellectual Property, compounds or products giving rise to the Receivables, whether or not such licenses, sublicenses or other agreements currently exist, are executed after the date hereof or have been previously terminated, and including all terms and conditions hereof and thereof and

29 the identities of the parties thereto, (ii) any Licensee Reports, Modifications, assignments, notices, requests, correspondence or other information furnished pursuant to this Agreement (including this Article VI) and any other reports, data, information, materials, notices, correspondence or documents of any kind relating in any way, directly or indirectly, to this Agreement, the Sublicense Agreement, the Upstream Agreement, the Receivables or the Intellectual Property, compounds or products giving rise to the Receivables, and including reports, data, information, materials, notices, correspondence or documents of any kind delivered pursuant to or under this Agreement or any of the other agreements referred to in the immediately preceding clause (i), and (iii) any inventions, devices, improvements, formulations, discoveries, compositions, ingredients, patents, patent applications, know-how, processes, trial results, research, developments or any other Intellectual Property, trade secrets or information involving or relating in any way, directly or indirectly, to the Receivables or the compounds or products giving rise to the Receivables. Notwithstanding the foregoing, “Confidential Information” shall not include any information that (A) was known by the Receiving Party at the time such information was disclosed to the Receiving Party, its Affiliates or its or its Affiliates’ Representatives in accordance herewith or in accordance with the Confidentiality Agreement (as defined below), as evidenced by its written records or other competent evidence; (B) was or becomes generally available to the public (other than as a result of a disclosure by the Receiving Party, its Affiliates or its or its Affiliates’ Representatives in violation of this Agreement or the Confidentiality Agreement); (C) becomes known to the Receiving Party, its Affiliates or its or its Affiliates’ Representatives on a non-confidential basis from a source other than the Disclosing Party, its Affiliates and its and its Affiliates’ Representatives (and without any breach of this Agreement or the Confidentiality Agreement by the Receiving Party, its Affiliates or its or its Affiliates’ Representatives); provided that such source, to the knowledge of the Receiving Party, had the right to disclose such information to the Receiving Party, its Affiliates or its or its Affiliates’ Representatives, as the case may be (without breaching any legal, contractual or fiduciary obligation to the Disclosing Party or any of its Affiliates); or (D) is or has been independently developed by the Receiving Party, its Affiliates or its or its Affiliates’ Representatives without use of or reference to the Disclosing Party’s Confidential Information, as evidenced by its written records or other competent evidence. (c) Without limiting Section 6.10, in the event that the Receiving Party or its Affiliates or any of its or its Affiliates’ Representatives are requested by a governmental or regulatory authority or required by applicable Law, regulation or legal process (including the regulations of a stock exchange or governmental or regulatory authority or the order or ruling of a court, administrative agency or other government or regulatory body of competent jurisdiction and the applicable Laws, regulations or legal processes in connection with disclosure under Section 6.09(c)(iii)(A) and Section 6.09(c)(iii)(B)) to disclose any Confidential Information, the Receiving Party shall promptly, to the extent practicable or permitted by applicable Law, notify the Disclosing Party in writing of such request or requirement so that the Disclosing Party may seek (at the Disclosing Party’s sole expense) an appropriate protective order or other appropriate remedy (and if the Disclosing Party seeks such an order or other remedy, the Receiving Party will provide such cooperation, at the Disclosing Party’s sole expense, as the Disclosing Party shall reasonably request). If no such protective order or other remedy is sought or obtained and the Receiving Party or its Affiliates or its or its Affiliates’ Representatives are, in the view of their respective counsel (which may include their respective internal counsel), legally required to

30 disclose Confidential Information, the Receiving Party or its Affiliates or its or its Affiliates’ Representatives, as the case may be, shall only disclose that portion of the Confidential Information that their respective counsel advises that the Receiving Party or its Affiliates or its or its Affiliates’ Representatives, as the case may be, are required to disclose and will exercise commercially reasonable efforts, at the Disclosing Party’s sole expense, to obtain confidential treatment of that portion of the Confidential Information that is being disclosed. In any event, the Receiving Party will not oppose action by the Disclosing Party to obtain an appropriate protective order or other reasonable assurance that confidential treatment will be accorded the Confidential Information. Notwithstanding the foregoing, each party may disclose Confidential Information without notice to the Disclosing Party (i) in response to a request by a governmental or regulatory authority having competent jurisdiction over the Receiving Party, its Affiliates or its or its Affiliates’ Representatives, as the case may be, (ii) in connection with a routine examination by a regulatory examiner, where in each case such request or examination does not expressly reference the Disclosing Party, its Affiliates, the Receivables or this Agreement or (iii) to the extent such disclosure is reasonably necessary (A) in connection with the enforcement of its rights and remedies hereunder or prosecuting or defending any litigation; (B) for regulatory, tax or customs purposes; (C) for audit purposes; provided that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use no less rigorous than those in this Section 6.09 prior to any such disclosure; (D) disclosure to its Affiliates and its and its Affiliates’ Representatives on a need-to- know basis; provided that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use no less rigorous than those in this Section 6.09 prior to any such disclosure; (E) disclosure to its actual or potential investors and co-investors, and other sources of financing, including debt financing, and their respective accountants, financial advisors and other professional representatives; provided that such disclosure shall be made only to the extent customarily required to consummate such investment or financing transaction and that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use no less rigorous than those in this Section 6.09 prior to any such disclosure; (F) in connection with a merger, acquisition or change of control (including to fulfill due diligence inquiries related to a prospective merger, acquisition or change of control) of the Receiving Party; provided that each recipient of Confidential Information must be bound by contractual or professional obligations of confidentiality and non-use no less rigorous than those in this Section 6.09 prior to any such disclosure; or (G) as set forth in Section 6.10. (d) Financial Statements. Notwithstanding anything herein to the contrary, nothing in this Section 6.09 or Section 6.10 shall be construed to restrict Purchaser or Seller from (i) including disclosure of the Purchase Price and the amount and nature of the Purchased Receivables in the footnotes to Purchaser’s or Seller’s audited annual financial statements, to the extent so required by Purchaser’s or Seller’s independent accountants, as applicable, or including comparable disclosure in Purchaser’s or Seller’s unaudited quarterly financial statements, as applicable or (ii) providing copies of such audited annual and unaudited quarterly financial statements to Purchaser’s or Seller’s existing or prospective lenders or direct or indirect beneficial owners, as applicable; provided that such lenders or beneficial owners have agreed to be bound by the provisions of this Section 6.09 or are otherwise subject to reasonable obligations of confidentiality.

31 (e) Termination of Confidentiality Agreement. Effective upon the date hereof, the Confidentiality Agreement, dated [**] (the “Confidentiality Agreement”), between Seller and Purchaser shall terminate and be of no further force or effect, and shall be superseded by the provisions of this Section 6.09. (f) Institution Disclosures. Seller shall consent, and hereby consents, to the Institutions’ disclosure to Purchaser and Purchaser’s Affiliates of any royalty report, written notice or other disclosure of Confidential Information related in any respect to the Purchased Receivables made by or on behalf of Seller to the Institutions or any of the Institutions’ Affiliates; provided that Confidential Information of the Institutions or Seller included in any such disclosure shall be accorded confidential treatment no less rigorous than as set forth in this Section 6.09. (g) Licensee Disclosures. Seller shall consent, and hereby consents, to the Licensee’s disclosure to Purchaser and Purchaser’s Affiliates of any Licensee Report, written notice or other disclosure of Confidential Information related in any respect to the Purchased Receivables made by or on behalf of the Licensee to Seller or any of Seller’s Affiliates; provided that Confidential Information of the Licensee or Seller included in any such disclosure shall be accorded confidential treatment no less rigorous than as set forth in this Section 6.09. SECTION 6.10. Public Announcements; Use of Names. (a) Neither party hereto shall, and each party hereto shall instruct its Affiliates and its and its Affiliates’ Representatives not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement or the subject matter hereof without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld or delayed), except as may be required by applicable Law or the rules of any relevant stock exchange (in which case the party hereto required by applicable Law or stock exchange rules to issue or make the press release, public announcement or other public disclosure shall allow the other party hereto reasonable time to comment on such press release, public announcement or other public disclosure in advance of the issuance or making thereof). Notwithstanding the immediately preceding sentence or Section 6.09, the parties agree that separate press releases issued by Seller and Purchaser separately relating to the consummation of the transactions contemplated by this Agreement may be issued following the Closing in forms to be agreed by Purchaser and Seller. (b) Notwithstanding anything herein to the contrary, Seller may, without the consent of Purchaser, disclose (and nothing herein shall be construed to restrict Seller from disclosing) the Purchase Price and the amount and nature of the Purchased Receivables in Seller’s annual and other periodic reports and financial statements. SECTION 6.11. Taxes. Seller and Purchaser agree that for United States federal income tax purposes, (a) any and all Purchased Receivables remitted by Seller to Purchaser pursuant to Section 6.02(a) or otherwise under this Agreement shall be treated as received by Seller as agent for Purchaser and (b) any and all amounts remitted by Seller to Purchaser pursuant to Section 6.02(a) of this Agreement shall be treated as remittances of amounts collected by Seller on behalf of Purchaser. Purchaser agrees (i) to notify Seller

32 immediately in writing if (A) Purchaser becomes ineligible to use or deliver any Applicable Withholding Certificate or other tax form previously delivered pursuant to this Agreement, or (B) any Applicable Withholding Certificate, other tax form or information furnished in connection therewith or with this Agreement that was previously delivered pursuant to this Agreement ceases to be accurate or complete, and (ii) to the extent Purchaser is legally eligible to do so, to provide to Seller any additional tax forms or information relating to any Applicable Withholding Certificate (A) upon reasonable request by Seller and (B) subject to clause (i)(A) of this sentence, promptly upon any Applicable Withholding Certificate or other tax form previously delivered pursuant to this Agreement becoming obsolete. Purchaser agrees to notify Seller immediately if the statements in Section 5.09 (if made as of any date after the Closing Date) cease, or because of any change of Law or any act or omission planned, suffered or performed by Purchaser, would in the future cease, to be true. Seller shall be entitled to deduct (or cause to be deducted) from any amount payable hereunder (but for this sentence) to Purchaser any income or other tax that Seller determines that it is required to withhold with respect to such amount payable to Purchaser under this Agreement prior to remittance to Purchaser. Seller shall remit (or cause to be remitted) any amount withheld or deducted pursuant to this Section 6.11 to the relevant taxing authority, and any amount so remitted shall be treated as paid hereunder to Purchaser. Seller shall use commercially reasonable efforts to give or cause to be given to Purchaser such assistance and such information concerning the reasons for deduction as may be reasonably necessary to enable Purchaser to claim exemption therefrom, or credit therefor, and, in each case, shall furnish Purchaser with proper evidence of the taxes withheld and remitted to the relevant taxing authority. Notwithstanding anything in this Section 6.11, if, and to the extent that, Seller undertakes any restructuring transaction that results in the imposition of withholding tax on any payments in respect of the Purchased Receivables that Purchaser is entitled to receive pursuant to this Agreement, Seller shall pay to Purchaser as soon as possible such additional amounts as necessary so that the aggregate after-tax amount received by Purchaser shall equal the amount that would have been due to Purchaser under this Agreement free and clear of any taxes. SECTION 6.12. Further Actions. From and after the Closing, each of Purchaser and Seller shall, at the expense of the requesting party, execute and deliver such additional documents, certificates and instruments, and perform such additional acts, as may be reasonably requested and necessary or appropriate to carry out all of the provisions of this Agreement and to give full effect to and consummate the transactions contemplated by this Agreement. SECTION 6.13. Maintenance of Licensed Patents. [**]. To the extent Seller has the right to do so pursuant to the Upstream Agreement, Seller shall not allow the Institutions to abandon any portion of the term of or otherwise cause or allow to be forfeited any of the Licensed Patents (other than any Licensed Patent described on Schedule 6.13 of the Disclosure Schedules) [**] (other than (i) the filing of a terminal disclaimer in order to overcome a double patenting rejection or (ii) allowing a patent application to lapse in connection with the filing of a replacement continuation or divisional application with respect to such patent). SECTION 6.14. Enforcement of Licensed Patents. (a) Notice and Consultation. In the event that Purchaser or Seller becomes aware of any actual or potential infringement, misappropriation or other violation of any

33 Licensed Patents by the Licensee or by another party, including through the filing of an application with the United States Food and Drug Administration for approval to market a biosimilar version of the Licensed Product pursuant to 42 U.S.C. § 262(k) or any filing under comparable United States or foreign Law, but excluding any matter within the safe harbor provision of 35 U.S.C. § 271(e)(1) (an “Infringement”), then promptly (and in any event within [**]) following Purchaser or Seller, respectively, becoming aware of such Infringement, Purchaser or Seller, respectively, shall inform the other party hereto of such Infringement. Seller shall provide to Purchaser a copy of any written notice of any Infringement delivered or received by Seller (other than any such notice provided by Purchaser) as soon as practicable (and in any event within [**]) following such delivery or receipt by Seller. As soon as practicable (and in any event within [**]) following Seller becoming aware, Seller shall notify Purchaser of any material developments in any suit or other action to abate such Infringement. Promptly following Seller becoming aware of any Infringement [**]. (b) Enforcement. If Seller has the right pursuant to applicable Law and the Upstream Agreement to institute a suit or other legal proceeding to enforce any Licensed Patents in the Field in respect of any Infringement, then promptly (and in any event within [**]) following Seller becoming aware of such right of Seller, Seller shall provide notice of such right to Purchaser. In the event that Seller [**]. In connection with any enforcement of the Licensed Patents in the Field pursuant to this Section 6.14(b) [**]. (c) Allocation of Costs of Enforcement. All reasonable and documented costs and expenses incurred by Seller in connection with any enforcement of any of the Licensed Patents (i) solely to the extent in respect of an Infringement claim brought pursuant to Section 6.14(b) and on account of or having any effect upon Purchased Receivables, shall be borne by [**] and (ii) otherwise shall be [**]. (d) Allocation of Proceeds of Enforcement. To the extent in respect of an Infringement claim on account of or having any effect upon Purchased Receivables, the Proceeds of any enforcement of any of the Licensed Patents in the Field by Seller pursuant to this Section 6.14 and allocated to Seller under the Upstream Agreement, after deduction (and reimbursement to Seller and Purchaser) of all reasonable and documented costs and expenses incurred by Seller and Purchaser in connection with such enforcement pursuant to Section 6.14(b), [**]. SECTION 6.15. Challenges to Licensed Patents. In the event that Purchaser or Seller becomes aware of any claim or action alleging that any of the Licensed Patents is invalid or unenforceable (“Invalidity Claim”), then promptly (and in any event within [**]) following Purchaser or Seller, respectively, becoming aware of such Invalidity Claim, including pursuant to Section 7.6 of the Upstream Agreement, Purchaser or Seller, respectively, shall inform the other party hereto of such Invalidity Claim. Seller shall provide to Purchaser a copy of any written notice of any Invalidity Claim delivered or received by Seller (other than any such notice provided by Purchaser) as soon as practicable (and in any event within [**]) following such delivery or receipt by Seller. Promptly following Seller becoming aware of any Invalidity Claim, Seller and Purchaser shall consult with each other with a view to determining the appropriate course of action regarding any Invalidity Claim of the Licensed Patents related to the Licensed Products and, to the extent Seller has the right to do so pursuant to the Upstream

34 Agreement, provide comments and make requests to the Institutions with respect to such Invalidity Claim. Notwithstanding the foregoing, Seller shall, if Seller has the right pursuant to applicable Law and the Upstream Agreement to do so, use commercially reasonable efforts to defend the validity and enforceability of the Licensed Patents related to the Licensed Products and exercise such rights and remedies relating to defending the validity and enforceability of the Licensed Patents related to the Licensed Products as shall be available to Seller under applicable Law. SECTION 6.16. Defense of Third-Party Infringement Claims. In the event that Purchaser or Seller becomes aware of any claim or action by any third party for infringement of a patent or other Intellectual Property of such third party that is necessary or useful for the manufacture, use, sale, distribution or marketing of any Licensed Product in the Field (“Third- Party Infringement Claim”), then promptly (and in any event within [**]) following Purchaser or Seller, respectively, becoming aware of such Third-Party Infringement Claim, Purchaser or Seller, respectively, shall inform the other party hereto of such Third-Party Infringement Claim. Seller shall provide to Purchaser a copy of any written notice of any Third-Party Infringement Claim delivered or received by Seller (other than any such notice provided by Purchaser) as soon as practicable (and in any event within [**]) following such delivery or receipt by Seller. SECTION 6.17. Seller’s Commercially Reasonable Efforts and Judgment. It is understood and agreed that, in determining whether Seller’s efforts or judgments are “commercially reasonable” with respect to any covenant that specifically references such term in this Article VI, Seller shall be deemed to be acting or making a judgment in a commercially reasonable manner only if Seller would reasonably be expected to act in the same manner, and shall be deemed to be using commercially reasonable efforts only if Seller would reasonably be expected to use at least an equal degree of effort, if Seller had the sole right, title and interest in and to the Purchased Receivables and the Proceeds thereof. For the avoidance of doubt, any act or failure to act by Seller that would not be commercially reasonable in regard to Seller’s interests or position as of immediately prior to the Closing, but is commercially reasonable when accounting for the effects of the Transaction Documents on Seller’s interests or position, shall be deemed not to be commercially reasonable for purposes of this Article VI. SECTION 6.18. Licensee Instruction Letter. Prior to the termination of this Agreement pursuant to Section 8.14, Seller shall not, without Purchaser’s prior written consent, deliver any further directions to the Licensee regarding the payment of the Receivables. SECTION 6.19. Purchaser Consent Rights. It is understood and agreed that, in determining whether Purchaser would be reasonable in withholding its consent to a proposed action pursuant to Article VI, [**]. SECTION 6.20. Books and Records. Purchaser will treat the sale and assignment to Purchaser of the Purchased Receivables pursuant to Section 2.01 as a true sale and assignment on its books and records. Subject to any changes after the date hereof to GAAP, Seller agrees to include language substantially similar to the language set forth on Schedule 2.04 of the Disclosure Schedules in its financial statements regarding its treatment of this Agreement. Each of the parties agrees that it will not take any position that is inconsistent with the provisions

35 of this Section 6.20 in connection with any administrative or judicial proceeding unless the other party has first consented (in its sole discretion) in writing to the first party taking such position. SECTION 6.21. [**]. If Seller fails to observe or perform any covenant, condition or agreement contained in this Agreement, and such failure shall continue unremedied for a period of [**] after notice in writing thereof from Purchaser to Seller, [**]. SECTION 6.22. Data Room. Within [**] following the Closing, Seller will deliver or cause to be delivered to Purchaser (a) a USB drive in PC-readable format or (b) access to a website, in each case that contains working Adobe or other (i.e., Microsoft Word, Microsoft Excel, etc.) format files (which shall be permanent and accessible, with readily and commercially available Software) containing, in electronic format, the true and correct contents of the Data Room as of [**], together with, if such USB drive is password protected, the applicable password. Seller shall cooperate with Purchaser to ensure Purchaser has downloaded from such USB drive or website a complete record of all documents and information posted to the Data Room as of the time specified in the immediately preceding sentence. SECTION 6.23. Specified [**] Termination Fee; [**]. (a) Specified [**] Termination Fee. If (i) a [**] and (ii) [**] (collectively, the “Termination Triggering Event”), then at the option of Purchaser in its sole discretion, Purchaser may (within [**]) terminate this Agreement and, in the event of such termination, Seller shall pay Purchaser the applicable Termination Fee (as defined below) within [**] of the occurrence of such Termination Triggering Event. “Termination Fee” shall mean, if the Termination Triggering Event occurs, (i) prior to [**], an amount in United States dollars equal to, if positive, (A) the product of (x) [**] multiplied by (y) the Purchase Price, less (B) Purchased Receivables actually received by Purchaser prior to such date, or (ii) on or after [**], an amount in United States dollars equal to, if positive, (A) the product of (x) [**] multiplied by (y) the Purchase Price, less (B) Purchased Receivables actually received by Purchaser prior to such date. Upon payment in full of the Termination Fee, Seller shall have no further obligations to Purchaser in respect of this Agreement. (b) [**]. (c) [**]. SECTION 6.24. Liquidated Damages. In the event that the [**], then an amount equal to, if positive, [**], less the Purchased Receivables actually received by Purchaser prior to such date (the “Liquidated Damages”), shall become immediately due and payable by Seller to Purchaser, without further act of Purchaser; provided that upon payment of the Liquidated Damages, [**]. Any payment payable pursuant to this Section 6.24 shall be presumed to be the liquidated damages sustained by Purchaser, and the parties hereto agree that such payment is reasonable under the circumstances currently existing. TO THE EXTENT PERMITTED BY APPLICABLE LAW, SELLER EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE PAYMENT SET FORTH IN THIS SECTION 6.24. The parties hereto expressly agree that (a) such payment is reasonable and is the product of an

36 arm’s-length transaction between sophisticated business people, ably represented by counsel, (b) such payment shall be payable notwithstanding the then prevailing market rates at the time such payment is made, (c) the parties hereto shall be estopped hereafter from claiming differently than as agreed to in this Section 6.24 and (d) such payment represents a good faith, reasonable estimate and calculation of the lost profits or damages of Purchaser and that it would be impractical and extremely difficult to ascertain the actual amount of damages to Purchaser or profits lost by Purchaser as a result of the occurrence of any of the event set forth in the first sentence of this Section 6.24. The parties hereto expressly acknowledge and agree that such payment is a material inducement to Purchaser to enter into this Agreement. ARTICLE VII Indemnification SECTION 7.01. Obligation of Parties To Indemnify. (a) Indemnification by Seller. Subject to the limitations set forth in this Article VII, from and after the Closing, Seller shall indemnify and hold harmless Purchaser, its Affiliates and its and its Affiliates’ Representatives against any and all losses, liabilities, expenses (including reasonable attorneys’ fees and expenses in connection with any third-party action, suit or proceeding) and damages (collectively, “Losses”) incurred by Purchaser, its Affiliates or its or its Affiliates’ Representatives (each, a “Purchaser Indemnified Party”) related to the Purchased Receivables or this Agreement, to the extent arising or resulting from any of the following: (i) any breach of any representation or warranty made by Seller in this Agreement or any of the other Transaction Documents; (ii) any breach of any covenant or agreement of Seller contained in this Agreement or any of the other Transaction Documents; (iii) any liability or obligation of Seller related to the Purchased Receivables or this Agreement, including those arising under any of the Sublicense Agreement and the Upstream Agreement; and (iv) any deduction, set-off, claim, counterclaim or offset by the Licensee or Institutions, as applicable, against any payment that Purchaser is entitled to receive pursuant to this Agreement in respect of the Purchased Receivables. (b) Indemnification by Purchaser. Subject to the limitations set forth in this Article VII, from and after the Closing, Purchaser shall indemnify and hold harmless Seller, its Affiliates and its and its Affiliates’ Representatives against any and all Losses incurred by Seller or its Affiliates or its or its Affiliates’ Representatives (each, a “Seller Indemnified Party”), to the extent arising or resulting from any of the following: (i) any breach of any representation or warranty made by Purchaser in this Agreement or any of the other Transaction Documents; and

37 (ii) any breach of any covenant or agreement of Purchaser contained in this Agreement or any of the other Transaction Documents. SECTION 7.02. Procedures Relating to Indemnification for Third-Party Claims. (a) Notice of Third-Party Claim. In order for a party (an “Indemnified Party”) to be entitled to any indemnification under this Article VII in respect of Losses arising out of or involving a claim or demand made by any Person other than Purchaser or Seller against a Purchaser Indemnified Party or a Seller Indemnified Party, as applicable (a “Third-Party Claim”), the Indemnified Party must, promptly after its receipt of notice of the commencement of such Third-Party Claim, notify the party from whom indemnification is sought under this Article VII (the “Indemnifying Party”) in writing (including in such notice a brief description of such Third-Party Claim, including damages sought or estimated, to the extent actually known or reasonably capable of estimation by the Indemnified Party); provided, however, that the failure to promptly provide such notice shall not affect the indemnification provided under this Article VII except to the extent that the Indemnifying Party has been actually prejudiced as a result of such failure. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, promptly after the Indemnified Party’s receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to such Third-Party Claim. (b) Defense of Third-Party Claims. The Indemnifying Party shall be entitled to participate in the defense of any Third-Party Claim and, if it so chooses, to assume the defense thereof, at its own expense, with counsel selected by the Indemnifying Party; provided that such counsel is not reasonably objected to by the Indemnified Party. If the Indemnifying Party elects to assume the defense of any Third-Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof, except that, if the Indemnifying Party and the Indemnified Party have conflicting interests or different defenses available with respect to such Third-Party Claim, the Indemnified Party may hire its own separate counsel with respect to such Third-Party Claim and the related action or suit, and the reasonable fees and expenses of such counsel shall be considered Losses for purposes of this Agreement. If the Indemnifying Party elects to assume the defense of any Third-Party Claim, the Indemnifying Party shall permit the Indemnified Party to participate in, but not control, the defense of such Third-Party Claim through counsel chosen by the Indemnified Party; provided that, except in the circumstances described in the immediately preceding sentence, the fees and expenses of such counsel shall be borne by the Indemnified Party. The Indemnifying Party shall be liable for the reasonable fees and expenses of counsel employed by the Indemnified Party in the defense of a Third-Party Claim (which shall all be considered Losses for purposes of this Agreement) for any period during which the Indemnifying Party has not assumed the defense thereof (other than during the period prior to the time the Indemnified Party shall have notified the Indemnifying Party of such Third-Party Claim). (c) Cooperation. The parties hereto shall cooperate in the defense or prosecution of any Third-Party Claim, with such cooperation to include (i) the retention of and the provision to the Indemnifying Party of records and information that are reasonably relevant to such Third-Party Claim and (ii) the making available of employees on a mutually convenient basis for providing additional information and explanation of any material provided hereunder.

38 If the Indemnifying Party shall have assumed the defense of a Third-Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of such Third-Party Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability (if any) in connection with such Third- Party Claim and that does not involve any non-monetary penalties or any finding or admission of wrongdoing on the part of the Indemnified Party and releases the Indemnified Party completely and unconditionally in connection with such Third-Party Claim. Regardless of whether the Indemnifying Party shall have assumed the defense of a Third-Party Claim, the Indemnified Party shall not be entitled to be indemnified or held harmless pursuant to this Article VII if the Indemnified Party shall settle such Third-Party Claim without the prior written consent of the Indemnifying Party (such consent not to be unreasonably withheld or delayed). SECTION 7.03. Procedures Relating to Indemnification for Other Claims. In order for an Indemnified Party to be entitled to any indemnification under this Article VII in respect of Losses that do not arise out of or involve a Third-Party Claim, the Indemnified Party must notify the Indemnifying Party promptly in writing (including in such notice a brief description of the claim for indemnification and the Loss, including damages sought or estimated, to the extent actually known or reasonably capable of estimation by the Indemnified Party); provided, however, that the failure to promptly provide such notice shall not affect the indemnification provided under this Article VII except to the extent that the Indemnifying Party has been actually prejudiced as a result of such failure. If the Indemnifying Party does not notify the Indemnified Party within [**] following its receipt of such notice that the Indemnifying Party disputes its liability to the Indemnified Party under Section 7.01, such claim specified by the Indemnified Party in such notice shall be conclusively deemed a liability of the Indemnifying Party under Section 7.01 and the Indemnifying Party shall pay the amount of such liability to the Indemnified Party on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. SECTION 7.04. Limitations on Indemnification. (a) Seller. Notwithstanding anything in this Agreement to the contrary, Seller shall not have any liability under Section 7.01(a)(i) in excess of an amount, in the aggregate, equal to the Purchase Price; provided, however, that the foregoing limitation shall not be applicable with respect to any failure of Seller to remit to Purchaser any amount of Purchased Receivables received by Seller from the Licensee or Escrow Agent or any instance of fraud, intentional misrepresentation, deliberate or willful breach of covenant or willful misconduct; provided further that the foregoing limitation shall not be retroactively applied to any past liability. Notwithstanding anything in this Agreement to the contrary, Seller shall not have any liability under Section 7.01(a)(iv) in respect of any reduction in the value of the Purchased Receivables resulting from (i) a Bankruptcy Event of the Licensee, (ii) any deductions or withholdings for taxes by Seller in accordance with Section 6.11, (iii) any deductions or other Losses arising as a result of an adverse outcome in the UC/Broad Patent Proceedings or (v) solely to the extent of any overpayment received by Purchaser that Purchaser has failed to remit in accordance with Section 6.02(b), Section 6.02(d) or Section 6.04, as applicable, any set-off or deduction against the Purchased Receivables by Licensee in respect of such overpayment. For

39 clarity, adjustments and deductions set forth in the definition of “Net Sales” in the Sublicense Agreement shall not be taken into account in the calculation of Purchased Receivables for purposes of determining Losses. (b) Purchaser. Notwithstanding anything in this Agreement to the contrary, Purchaser shall not have any liability under Section 7.01(b)(i) in excess of an amount, in the aggregate, equal to the Purchase Price; provided, however, that the foregoing limitation shall not be applicable with respect to any failure of Purchaser to remit to Seller any amount of Retained Payments received by Purchaser from the Licensee or Escrow Agent or any instance of fraud, intentional misrepresentation, deliberate or willful breach of covenant or willful misconduct; provided further that the foregoing limitation shall not be retroactively applied to any past liability. SECTION 7.05. Survival of Representations, Warranties and Covenants. (a) The representations and warranties contained in this Agreement shall survive the Closing and shall terminate on the date that is the [**] anniversary of the Closing Date; provided, however, that the Seller Fundamental Representations shall survive the Closing and shall terminate on the date that is the [**] anniversary of the Closing Date. (b) To the extent not performed, the covenants contained in this Agreement shall survive the Closing until the Termination Date. SECTION 7.06. Exclusive Remedy. Other than for breaches of any covenants or agreements set forth in Section 6.09 or Article VII, the parties hereto acknowledge and agree that, from and after the Closing, this Article VII (including Section 7.04 and Section 7.05) shall provide such parties’ sole and exclusive remedy with respect to any matter or claim arising out of, relating to or in connection with any of the Transaction Documents or any of the transactions contemplated thereby, except that any such claim or matter based upon fraud, deliberate or willful breach of covenant or willful misconduct shall not be subject to or limited by this Article VII. SECTION 7.07. Limitations on Damages. Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, in no event shall either party hereto be liable (including under Section 7.01) for any (i) special, indirect, incidental, exemplary, punitive, multiple or consequential damages or (ii) loss of use, business interruption, loss of any contract or other business opportunity or goodwill, in each case of clauses (i) and (ii) above, of the other party hereto (other than any such damages or losses occasioned by any breach of the covenants or agreements set forth in Section 6.09), whether or not caused by or resulting from the actions of such party or the breach of its covenants, agreements, representations or warranties under any of the Transaction Documents (except as aforesaid) and whether in contract, tort or breach of statutory duty or otherwise, even if such party has been advised of the possibility of such damages. Notwithstanding the foregoing, Purchaser shall be entitled to make indemnification claims in accordance with the procedures set forth in this Article VII for Losses that include any portion of the Purchased Receivables that Purchaser was entitled to receive but did not receive timely or at all due to any indemnifiable events under this Agreement, and such

40 portion of the Purchased Receivables shall not be deemed consequential (including lost profits), punitive, special, indirect or incidental damages for any purpose of this Agreement. ARTICLE VIII Miscellaneous SECTION 8.01. Table of Contents and Headings. The Table of Contents and captions to the Articles, Sections and subsections hereof are not a part of this Agreement but are for convenience only and shall not be deemed to limit or otherwise affect the construction of the provisions of this Agreement. SECTION 8.02. Notices. All notices and other communications under this Agreement to a party hereto shall be in writing and shall be sent by email with PDF attachment, internationally recognized overnight delivery service or personal delivery to the following address of such party, or to such other address as shall be designated from time to time by such party in accordance with this Section 8.02: If to: Address: With copies to (which shall not constitute service of process): Seller Editas Medicine, Inc. 11 Hurley Street Cambridge, MA 02141 Attention: General Counsel Email: [**] [**] WilmerHale 60 State Street Boston, MA 02109 Attention: George W. Shuster Jr. Nathan J. Moore Email: george.shuster@wilmerhale.com nathan.moore@wilmerhale.com Purchaser DRI Healthcare Acquisitions LP c/o DRI Capital Inc. First Canadian Place 100 King St. West, Suite 7250 P.O. Box 62 Toronto, ON M5X 1B1 Attention: Legal Department Email: [**] Cravath, Swaine & Moore LLP Two Manhattan West 375 Ninth Avenue New York, NY 10001 Attention: David J. Kappos Daniel J. Cerqueira Cole DuMond Email: dkappos@cravath.com dcerqueira@cravath.com cdumond@cravath.com All notices and communications under this Agreement shall be effective upon receipt by the addressee. Notwithstanding anything to the contrary in this Section 8.02, (a) all notices and communications under Section 7.02(a) and Section 7.03 and all services of legal process shall be sent by internationally recognized overnight delivery service or personal delivery and (b) if any notices or other documentation required to be delivered to Purchaser under Article VIII is not

41 sent by email, then in addition to any other method of notice permitted under this Section 8.02, Seller shall send a copy of such notices or other documentation to Purchaser by email with PDF attachment to [**]. SECTION 8.03. Expenses. All fees, costs and expenses (including any legal, accounting, financial advisory and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of the Transaction Documents and to consummate the transactions contemplated thereby shall be paid by the party hereto incurring such fees, costs and expenses. SECTION 8.04. Assignment. (a) By Purchaser. This Agreement, and any of Purchaser’s rights, interests or obligations hereunder (including Purchaser’s rights in respect of the Purchased Receivables), may be assigned, delegated or otherwise transferred, in whole or in part, by operation of Law, merger, change of control or otherwise, by Purchaser without the consent of Seller. In the event that, as a result of any assignment under this Section 8.04(a), there are two (2) or more assignees, Purchaser (or such assignees, as applicable) shall designate one (1) such assignee as the primary party with which Seller shall correspond for purposes of this Agreement. (b) By Seller. Neither this Agreement nor any of Seller’s rights, interests or obligations hereunder may be assigned, delegated or otherwise transferred, in whole or in part, by operation of Law, merger, change of control or otherwise, by Seller without the prior written consent of Purchaser, and any such purported assignment, delegation or transfer without such consent shall be void ab initio and of no effect; provided, however, that Seller may, without the prior written consent of Purchaser, assign all of its obligations and rights under this Agreement (in whole, and not in part) to any other Person with which it may merge or consolidate or to which it may sell all or substantially all of its assets; provided further that (i) the assignee under such assignment (A) has also been assigned the Sublicense Agreement and Upstream Agreement in connection with such transaction and (B) agrees to be bound by all the terms and obligations of this Agreement and furnishes a written agreement to Purchaser in form and substance reasonably satisfactory to Purchaser to that effect, (ii) such assignee’s creditworthiness (after giving effect to such assignment) is either (A) at least as favorable to Purchaser as the creditworthiness of Seller at the time of such assignment or (B) if not at least as favorable to Purchaser as the creditworthiness of Seller at the time of such assignment, otherwise acceptable to Purchaser (such acceptance not to be unreasonably withheld or delayed) and (iii) if such transaction results in the imposition of withholding tax on any payments in respect of the Purchased Receivables that Purchaser is entitled to receive pursuant to this Agreement, the assignee under such assignment agrees to pay to Purchaser as soon as possible such additional amounts as necessary so that the aggregate after-tax amount received by Purchaser shall equal the amount that would have been due to Purchaser under this Agreement free and clear of such withholding tax. (c) Successors and Assigns. Subject to the provisions of Section 8.04(a) and Section 8.04(b), this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

42 SECTION 8.05. Amendment and Waiver. (a) This Agreement may be amended, modified or supplemented only in a writing signed by both parties hereto. Any provision of this Agreement may be waived only in a writing, which writing must be signed by the party hereto granting such waiver. (b) No failure or delay on the part of either party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the parties hereto shall be effective to amend, modify, supplement or waive any provision of this Agreement. SECTION 8.06. Entire Agreement. This Agreement, including the Exhibits and Schedules attached to this Agreement and the other Transaction Documents, set forth the entire agreement and understanding between the parties hereto as to the subject matter hereof. All express or implied agreements, promises, assurances, arrangements, representations, warranties and understandings as to the subject matter hereof, whether oral or written, heretofore made are superseded by this Agreement. SECTION 8.07. Independent Contractors. The parties hereto recognize and agree that each is operating as an independent contractor and not as an agent, partner or fiduciary of the other. Nothing in this Agreement shall be deemed in any way or for any purpose as constituting or creating any partnership or joint venture between Purchaser and Seller or any other party (neither for general legal purposes nor for tax purposes). Further, this Agreement is not intended to create any relationship in the nature of an employer/employee, a franchisor/franchisee, a supplier/customer, a principal/agent or any other legal relationship or duties beyond the contractual obligations specifically provided for herein. Except to the limited extent expressly provided in this Agreement, neither party hereto shall have the authority to bind, obligate or represent the other party hereto. SECTION 8.08. No Third-Party Beneficiaries. This Agreement is for the sole benefit of Seller and Purchaser and their respective permitted successors and assigns, and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder, except that Purchaser Indemnified Parties and Seller Indemnified Parties shall be third-party beneficiaries of the benefits provided for in Article VII. SECTION 8.09. Governing Law. (a) This Agreement shall be governed by and construed and interpreted in accordance with the Laws of the State of New York without regard to the conflicts of Laws principles thereof to the extent that such principles would require or permit the application of the Laws of a jurisdiction other than the State of New York. (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern

43 District of New York, and any appellate court from any thereof, in any action or proceeding arising out of, relating to or in connection with this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. (c) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section 8.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.09. SECTION 8.10. Time. Each party hereto acknowledges that time is of the essence of this Agreement and the other Transaction Documents and each of their respective provisions. SECTION 8.11. Specific Performance. Each party hereto acknowledges and agrees that damages may not be a sufficient remedy if the other party fails to perform any of its obligations under this Agreement or any of the Transaction Documents. As such, each of the parties hereto agrees that the other party shall be entitled to specific performance of this Agreement or any Transaction Document and to seek temporary and permanent injunctive relief or other equitable relief as a remedy for any actual or threatened breach of this Agreement or any Transaction Document. Such remedy shall not be deemed to be the exclusive remedy for breach of this Agreement or any Transaction Document but shall be in addition to all other rights and remedies available at law or equity to the enforcing party. SECTION 8.12. Severability. If any term or provision of this Agreement is held to be invalid, illegal or unenforceable by a court, arbitrator or Governmental Entity of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, which shall remain in full force and effect, and the parties hereto

44 shall replace such term or provision with a new term or provision permitted by applicable Law and having an economic effect as close as possible to the invalid, illegal or unenforceable term or provision. The holding of a term or provision to be invalid, illegal or unenforceable in a jurisdiction shall not have any effect on the application of such term or provision in any other jurisdiction. SECTION 8.13. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by email with PDF attachment shall be considered original executed counterparts. SECTION 8.14. Termination of Agreement. (a) Subject to Section 8.14(b), this Agreement shall continue in full force and effect until the date on which Purchaser has received the last payment of Purchased Receivables that may become payable pursuant to the Sublicense Agreement (such date, the “Termination Date”). Immediately upon the Termination Date, this Agreement shall terminate, save for any rights, obligations or claims of either party hereto which have accrued prior to the Termination Date (along with any corresponding limitations of liability in respect thereof). (b) The following provisions shall survive any termination of this Agreement pursuant to this Section 8.14: Article I (Definitions; Interpretation), Section 6.04 (Examinations of Licensee Records and Books of Account), Section 6.09 (Confidentiality), Section 6.10 (Public Announcements; Use of Names), Article VII (Indemnification) and Article VIII (Miscellaneous). [Signature Pages Follow]

[Signature Page to Purchase and Sale Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives thereunto duly authorized as of the date first above written. Seller: EDITAS MEDICINE, INC. By: /s/ Erick J. Lucera Name: Erick J. Lucera Title: Chief Financial Officer

[Signature Page to Purchase and Sale Agreement] Purchaser: DRI HEALTHCARE ACQUISITIONS LP By: DRC Management III LLC 2, its General Partner /s/ Grant Cellier Name: Grant Cellier Title: Manager